UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CELGENE CORPORATION

86 Morris Avenue

Summit, New Jersey 07901

April 30, 2013

Dear Stockholders:

On behalf of the Board of Directors, you are cordially invited to attend the 2013 Annual Meeting of Stockholders of Celgene Corporation. The Annual Meeting will be held on Wednesday, June 12, 2013, at 1:00 p.m. Eastern Time at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the Annual Meeting, stockholders will have the opportunity to ask questions and comment on our business operations.

We are pleased to once again this year offer our proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the notice of annual meeting, proxy statement and proxy card. The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how each of our stockholders can receive a paper copy of our proxy materials, if desired. By furnishing proxy materials over the Internet, we believe we are lowering the costs and reducing the environmental impact of the Annual Meeting.

It is important that your views be represented. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 11, 2013. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote in person. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment in Celgene and urge you to cast your vote as soon as possible.

Sincerely,

Robert J. Hugin
Chairman and Chief Executive Officer

CELGENE CORPORATION

86 Morris Avenue

Summit, New Jersey 07901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2013 Annual Meeting of Stockholders of Celgene Corporation will be held at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901 on June 12, 2013, beginning at 1:00 p.m. Eastern Time for the following purposes:

1. to elect nine directors;

2. to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3. to approve the amendment and restatement of our 2008 Stock Incentive Plan;

4. to hold an advisory vote on 2012 named executive officer compensation;

5. to consider a stockholder proposal described in more detail in the proxy statement; and

6. to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 17, 2013 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

Lawrence V. Stein
Executive Vice President, General Counsel and Corporate Secretary

April 30, 2013

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

CELGENE CORPORATION

86 Morris Avenue

Summit, New Jersey 07901

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Celgene Corporation, a Delaware corporation (the “Company,” “Celgene,” “we,” “our” or “us”), of proxies to be voted at our 2013 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on June 12, 2013, beginning at 1:00 p.m., Eastern Time, at our offices, 86 Morris Avenue, Summit, New Jersey 07901. For directions, please contact Investor Relations at (908) 673-9000.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for fiscal 2012, and accompanying proxy are being mailed to holders of our common stock, par value $0.01 per share (Common Stock), on or about April 30, 2013. When we refer to our fiscal year, we mean the 12-month period ended December 31 of the stated year. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting is limited to stockholders of record as of the close of business on April 17, 2013 and one immediate family member; one individual designated as a stockholder’s authorized proxy holder; or one representative designated in writing to present a stockholder proposal properly brought before the Annual Meeting. In each case, the individual must have an admission ticket or proof of ownership of Celgene Common Stock, as well as a valid government-issued photo identification, to be admitted to the Annual Meeting.

Admission Ticket or Proof of Ownership

If you hold your shares in your name as a stockholder of record, you will need an admission ticket or proof of ownership of Celgene stock. An admission ticket is attached to your proxy card or to the Notice of Internet Availability of Proxy Materials. If you plan to attend the Annual Meeting, please vote your shares but keep the admission ticket and bring it with you to the Meeting.

If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Celgene Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

A stockholder may appoint a representative to attend the Annual Meeting and/or vote on his/her behalf. An admission ticket must be requested by the stockholder but will be issued in the name of the authorized representative. Any individual holding an admission ticket that is not issued in his/her name will not be admitted to the Annual Meeting. To request an admission ticket, contact Investor Relations at (908) 673-9000.

Proponent of Stockholder Proposal

The proponent of a stockholder proposal included in this Proxy Statement should notify the Company in writing of the individual authorized to present the proposal at the Annual Meeting; this notice should be received at least two weeks before the Annual Meeting.

2.	Who is entitled to vote at the Annual Meeting?

Holders of Celgene Common Stock at the close of business on April 17, 2013 are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

3.	How many shares of Celgene Common Stock are “outstanding”?

As of April 17, 2013, there were 417,383,826 shares of Celgene Common Stock outstanding and entitled to be voted at the Annual Meeting.

4.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with Celgene’s transfer agent, American Stock Transfer & Trust Company, LLC, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Celgene.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2013, but may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.

5.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

Celgene has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 11, 2013.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone.    You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet.    The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	giving written notice to the Corporate Secretary of the Company;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We distribute our proxy materials to certain stockholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (SEC). This approach conserves natural resources and reduces our cost of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. On or about April 30, 2013, we mailed a “Notice of Internet Availability of Proxy Materials” to participating stockholders, containing instructions on how to access the proxy materials on the Internet.

You may also request paper or e-mail delivery of the proxy materials on or before the date provided in the Notice of Internet Availability by calling 1-800-579-1639. We will fill your request within three business days. You will also have the option to establish delivery preferences that will be applicable for all future mailings of proxy materials. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and costs of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

8.	Can I access the proxy materials and the 2012 Annual Report on the Internet?

This Notice of Annual Meeting and Proxy Statement and the 2012 Annual Report are available on our website at www.celgene.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to access your proxy materials online will conserve natural resources, will save us the cost of producing documents and mailing them to you, and will give you an electronic link directly to the proxy voting site.

Stockholders of Record:    If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service.

Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of KPMG, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the advisory approval of executive compensation, approval of the amendment and restatement of our 2008 Stock Incentive Plan, or on any stockholder proposal without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

10.	What is a quorum for the Annual Meeting?

The presence of the holders of Common Stock representing a majority of the voting power of all shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Majority of Votes Cast	No
Ratification of KPMG	Majority of Votes Cast	Yes
Amendment and Restatement of our 2008 Stock Incentive Plan	Majority of Votes Cast	No
Advisory Approval of Executive Compensation (non-binding)	Majority of Votes Cast	No
Stockholder Proposal (non-binding)	Majority of Votes Cast	No

If you abstain from voting or there is a broker non-vote on any matter, your abstention or the broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast.

Election of Directors

Directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. In a contested election, the required vote would be a plurality of votes cast.

Ratification of KPMG

The votes cast “for” must exceed the votes cast “against” to approve the ratification of KPMG as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

Amendment and Restatement of 2008 Stock Incentive Plan

The votes cast “for” must exceed the votes cast “against” to approve an amendment to our 2008 Stock Incentive Plan. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

Advisory Approval of Executive Compensation

The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.

Stockholder Proposals

The votes cast “for” must exceed the votes cast “against” to approve a stockholder proposal. Abstentions and broker non-votes are not counted as votes “for” or “against” the stockholder proposal.

12.	How will my shares be voted at the Annual Meeting?

At the Meeting, the Board of Directors (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•	FOR the election of each of the director nominees named in this Proxy Statement;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2013;

•	FOR the approval of the amendment and restatement of the 2008 Stock Incentive Plan;

•	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers; and

•	AGAINST the stockholder proposal.

13.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote for you.

14.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of mailing the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Financial Solutions to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE:

Election of Directors

Nominees

At the Annual Meeting, nine directors, who have been nominated by the Nominating and Governance Committee of the Board of Directors (referred to as the Nominating Committee), are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors and were elected by the stockholders at the 2012 Annual Meeting.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.

Our directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies. In addition, we have summarized for each director the reasons why such director has been chosen to serve on our Board of Directors.

Name	Age(1)	Position
Robert J. Hugin	58	Chairman of the Board and Chief Executive Officer
Richard W. Barker, D.Phil.	64	Director
Michael D. Casey	67	Director
Carrie S. Cox	55	Director
Rodman L. Drake	70	Director
Michael A. Friedman, M.D.	69	Director
Gilla Kaplan, Ph.D.	66	Director
James J. Loughlin	70	Director
Ernest Mario, Ph.D.	75	Director

(1)	As of June 12, 2013

Robert J. Hugin was elected as Chairman by our Board of Directors in June 2011, and has served as our Chief Executive Officer since June 16, 2010 and as President since May 1, 2006. He also served as our Chief Operating Officer from May 1, 2006 until June 16, 2010 and Senior Vice President and Chief Financial Officer from June 1999 until May 1, 2006. Mr. Hugin has served as one of our directors since December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia. Mr. Hugin is also a director of The Medicines Company, Atlantic Health System, Inc., a non-profit health care system, and Family Promise, a national non-profit network assisting homeless families.

Mr. Hugin brings to his role as a director his extensive executive and leadership experience at Celgene and his previous business experience, as well as his leadership roles on the boards of a public company and a non-profit health care company. In particular, his experience as our Chief Operating Officer and Chief Financial Officer and his current roles as our Chief Executive Officer and President enable him to provide leadership and unique insight on complex business and financial matters and guidance with respect to the strategic goals and operating framework of a high growth company such as ours. Additionally, Mr. Hugin serves as Chairman of the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA), is a past Chairman of the HealthCare Institute of New Jersey and is a member of the Board of Trustees of Princeton University. In these roles, he has gained valuable knowledge of regulatory, legal and legislative issues affecting our industry.

Richard Barker, D.Phil., OBE, has served as one of our directors and a member of the Audit Committee of our Board of Directors since January 20, 2012. Dr. Barker was formerly Director General of the Association of the British Pharmaceutical Industry (ABPI), a pharmaceutical industry trade association in the United Kingdom, from 2004 to 2011, and served on the Board and Executive Committee of the European Federation of Pharmaceutical Industries and Associations (EFPIA) and as a Council Member of the International Federation of Pharmaceutical Manufacturers & Associations (IFPMA). Dr. Barker is currently director of the Centre for Accelerating Medical Innovations, a member of the Board of iCO Therapeutics, Inc., a Canadian biotech company, Chairman of Stem Cells for Safer Medicine, a public-private partnership using technology to improve drug safety, Founder and Chairman of the Athenaeum Group, an organization devoted to more effective and efficient pharmaceutical research and development among clinicians, industry leaders and regulators, as well as a senior advisor of Aegate, Ltd., an authentication and traceability service for the pharmaceutical industry.

As an experienced healthcare leader and strategist with a distinguished career in the healthcare sector, Dr. Barker brings to his service as a director more than 20 years’ experience in the healthcare industry in which he held a range of senior leadership roles in the United States, the United Kingdom and elsewhere internationally. His career has spanned the pharmaceutical, biotechnology and medical informatics sectors, thus giving him a broad perspective on the issues facing both healthcare systems and the pharmaceutical industry.

Michael D. Casey has served as one of our directors since August 2002, and has been our independent Lead Director since June 2007, the Chairman of the Nominating Committee and a member of the Executive Committee since December 2006, and a member of the Management Compensation and Development Committee (referred to as the Compensation Committee) since April 2006. Mr. Casey was a member of the Audit Committee from August 2002 through December 2006. From September 1997 to February 2002, Mr. Casey served as the Chairman, President, Chief Executive Officer and a director of Matrix Pharmaceutical, Inc. From November 1995 to September 1997, Mr. Casey was Executive Vice President at Schein Pharmaceutical, Inc. In December 1996, he was appointed President of the retail and specialty products division of Schein Pharmaceutical, Inc. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Durect Corporation and Abaxis Inc. Mr. Casey served as a director of Allos Therapeutics, Inc. through January 2010 and AVI BioPharma (now Sarepta Therapeutics, Inc.) through June 2010.

Mr. Casey brings to his service as a director his significant experience and leadership as President, Chief Executive Officer and senior officer of several national pharmaceutical companies. In addition to those listed above, he has previously served as a director of several other pharmaceutical/biotech companies.

Carrie S. Cox has served as one of our directors since December 2009 and a member of the Audit Committee since March 2010. Ms. Cox currently serves as the Chairman of the Board of Directors and Chief Executive Officer of Humacyte, Inc., a privately-held regenerative medicine company primarily focused in developing products for vascular disease and for therapeutic filling and soft tissue repair. Ms. Cox served as Executive Vice President of Schering-Plough and President of Schering-Plough’s Global Pharmaceutical Business until November 3, 2009 when Schering-Plough merged with Merck & Co., Inc. Prior to joining

Schering-Plough, Ms. Cox served as President of Pharmacia Corporation’s pharmaceutical business until its merger with Pfizer Inc. in 2003. Ms. Cox is a member of the Board of Directors of Texas Instruments and has served on their audit and compensation committees, and has been appointed to the Board of Directors of Cardinal Health, Inc. Ms. Cox is also a member of the Harvard School of Public Health’s Health Policy and Management Executive Council and a member of the Board of Overseers of the University of Pennsylvania Museum of Archaeology and Anthropology. Ms. Cox is a graduate of the Massachusetts College of Pharmacy.

Ms. Cox brings to her service as a director her distinguished career in global healthcare and her significant experience and leadership serving in executive positions of some of the largest and most successful multi-national healthcare companies in the world, including with responsibility for those companies’ financial performance and significant capital and research and development investments.

Rodman L. Drake has served as one of our directors since April 2006, has been Chairman of the Compensation Committee since June 2007 and a member of the Nominating Committee since April 2006. From January 2002 to December 2012, Mr. Drake was Managing Director of Baringo Capital, LLC, a private equity group he co-founded. From November 1997 to January 2002, Mr. Drake was president of Continuation Investments Group Inc., a private equity firm. Prior to that, Mr. Drake was co-chairman of the KMR Power Company and Chief Executive Officer and Managing Director of Cresap McCormick & Paget, a leading management consulting firm, and served as President of the Mandrake Group, a consulting firm specializing in strategy and organizational design. Mr. Drake is a member of the Board of Directors of The Animal Medical Center of New York. He is also the Chairman of the Brookfield Investment Management Funds and the Columbia Atlantic Funds. Mr. Drake served as a member of the Board of Directors of Jackson Hewitt Tax Service, Inc. from 2004 to 2011. From 2007 to 2009, Mr. Drake served as a member of the Board of Directors of Apex Silver Mines Limited; from 2005 to 2010, he served as a member of the Board of Directors of Student Loan Corporation; and from 2005 to 2010, he served as a member of the Board of Directors of Crystal River Capital, a NYSE listed company which was sold in 2010, where he also served as Chairman, President and CEO from 2009 through 2010.

Mr. Drake brings to his service as a director his breadth of experience in corporate governance, finance, strategy and organizational design as a senior executive of investment and management consulting firms, as well as his extensive experience as a member of various boards of directors.

Michael A. Friedman, M.D. has served as one of our directors since February 2011 and a member of the Nominating Committee since April 2011. Dr. Friedman currently serves as Chief Executive Officer of City of Hope, a leading cancer research, treatment and education institution, as well as Director of the organization’s Comprehensive Cancer Center and holder of the Irell & Manella Cancer Center Director’s Distinguished Chair. Before leading City of Hope, Dr. Friedman was Senior Vice President of Research and Development, Medical and Public Policy for Pharmacia Corporation and Chief Medical Officer for biomedical preparedness at PhRMA. Additionally, Dr. Friedman previously served as Deputy Commissioner for the U.S. Food and Drug Administration (FDA), later serving as Acting Commissioner, and as Associate Director of the National Cancer Institute, National Institutes of Health. Since 2004, Dr. Friedman serves on the Independent Citizens’ Oversight Committee which governs the California Institute for Regenerative Medicine and oversees the implementation of California’s stem cell research effort. Dr. Friedman is a member of the Board of Directors of MannKind Corporation and Smith & Nephew plc. He also serves on the Board of Trustees for Tulane University.

Dr. Friedman brings to his service as a director valuable scientific and operational expertise and leadership skills from his extensive background in cancer research and public health as a senior officer of a leading research institution, deputy and acting commissioner of the FDA, and as an executive officer of a major pharmaceutical company.

Gilla Kaplan, Ph.D. has served as one of our directors since April 1998 and is a member of the Audit Committee. Dr. Kaplan is head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute Center at the University of Medicine and Dentistry of New Jersey in Newark,

New Jersey, where she was appointed full Member in 2002 and Assistant Director in 2006. Dr. Kaplan also was appointed, in 2005, Professor of Medicine at the University of Medicine and Dentistry of New Jersey. Previously, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor.

Dr. Kaplan brings to her service as a director valuable scientific expertise and leadership skills from her distinguished career in medical research, including her current role as head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute Center and her past roles and experiences in the field of immunology.

James J. Loughlin has served as one of our directors since January 2007, as Chairman of the Audit Committee since June 2008 and a member of the Compensation Committee since June 2008. Mr. Loughlin served as the National Director of the Pharmaceuticals Practice at KPMG LLP (KPMG), and a five-year term as member of the Board of Directors of KPMG. Additionally, Mr. Loughlin served as Chairman of the Pension and Investment Committee of the KPMG Board from 1995 through 2001. He also served as Partner in charge of Human Resources, Chairman of the Personnel and Professional Development Committee, Secretary and Trustee of the Peat Marwick Foundation and a member of the Pension, Operating and Strategic Planning Committees. Mr. Loughlin serves as a member of the Board of Directors and the Audit Committee of Edge Therapeutics, Inc., a privately-held biopharmaceutical company, and InspireMD, a publicly-traded medical device manufacturer.

Mr. Loughlin brings to his service as a director his valuable experiences as National Director of the Pharmaceuticals Practice at KPMG, his service as Chairman of the Pension and Investment Committee of the KPMG Board and his service on various other committees and foundations. In particular, through his professional association with KPMG, including a five-year term as member of the Board of Directors of KPMG, Mr. Loughlin brings to our Board of Directors an extensive background in accounting and financial reporting, qualifying him as an audit committee financial expert (as that term is defined in the regulations of the SEC).

Ernest Mario, Ph.D. has served as one of our directors since August 2007 and is a member of the Nominating Committee since August 2007 and the Executive Committee since June 2008. Dr. Mario is a former Deputy Chairman and Chief Executive of Glaxo Holdings plc and a former Chairman and Chief Executive Officer of ALZA Corporation. Dr. Mario currently is the Chief Executive Officer and Chairman of Capnia, Inc., a privately-held specialty pharmaceutical company in Palo Alto, California. Dr. Mario serves as a director of publicly-traded healthcare companies: Boston Scientific Corporation, Chimerix Inc., Maxygen Inc., VIVUS Inc. and XenoPort Inc. He is Chairman of the American Foundation for Pharmaceutical Education and serves as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. In 2007, Dr. Mario was awarded the Remington Medal by the American Pharmacists Association, pharmacy’s highest honor.

Dr. Mario brings to his service as a director his significant executive leadership experience, including his experience leading several pharmaceutical companies, as well as his membership on public company boards and foundations. He also has extensive experience in financial and operations management, risk oversight, and quality and business strategy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth the beneficial ownership of Common Stock as of April 17, 2013 (except as otherwise noted) by (i) each director, (ii) each Named Executive Officer for fiscal 2012 (as defined below), (iii) all of our current directors and executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 17, 2013 and restricted stock units (RSUs) that will vest within 60 days of April 17, 2013 are deemed outstanding for computing the ownership percentage of the stockholder holding such securities, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Upon vesting, RSUs are included as Common Stock. As of April 17, 2013, there were 417,383,826 shares of Common Stock outstanding. Unless otherwise noted, the address of each stockholder listed in the table is c/o Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership		Percent of Class
Robert J. Hugin	2,202,090	(1)	*
Jacqualyn A. Fouse, Ph.D.	259,087	(2)	*
Mark J. Alles	223,817	(3)	*
Thomas O. Daniel, M.D.	229,902	(4)	*
Perry A. Karsen	213,287	(5)	*
Richard W. Barker, D.Phil.	30,333	(6)	*
Michael D. Casey	225,350	(7)	*
Carrie S. Cox	50,315	(8)	*
Rodman L. Drake	123,238	(9)	*
Michael A. Friedman, M.D.	38,391	(10)	*
Gilla Kaplan, Ph.D.	240,829	(11)	*
James J. Loughlin	106,734	(12)	*
Ernest Mario, Ph.D.	147,104	(13)	*
All directors and executive officers as a group (14 persons)	4,143,915	(1)-(13)	1.0%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	24,465,445	(14)	5.9%

*	Less than one percent (1%)

(1)	Consists of 445,519 shares of Common Stock, 1,713,996 shares of Common Stock underlying stock options, 13,473 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Hugin and 24,302 shares of Common Stock held by a family foundation of which Mr. Hugin is a trustee and 4,800 shares of Common Stock owned by Mr. Hugin’s children.

(2)	Consists of 9,085 shares of Common Stock, 249,550 shares of Common Stock underlying stock options, and 452 shares of Common Stock held in our 401(k) Plan for the benefit of Ms. Fouse.

(3)	Consists of 4,946 shares of Common Stock, 216,257 shares of Common Stock underlying stock options, and 2,614 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Alles.

(4)	Consists of 4,207 shares of Common Stock, 224,300 shares of Common Stock underlying stock options, and 1,395 shares of Common Stock held in our 401(k) Plan for the benefit of Dr. Daniel.

(5)	Consists of 1,456 shares of Common Stock, 211,217 shares of Common Stock underlying stock options, and 614 shares of Common Stock held in our 401(k) Plan for the benefit of Mr. Karsen.

(6)	Consists of 1,033 shares of Common Stock and 29,300 shares of Common Stock underlying stock options.

(7)	Consists of 22,209 shares of Common Stock and 203,141 shares of Common Stock underlying stock options.

(8)	Consists of 565 shares of Common Stock and 49,750 shares of Common Stock underlying stock options.

(9)	Consists of 18,597 shares of Common Stock and 104,641 shares of Common Stock underlying stock options.

(10)	Consists of 1,033 shares of Common Stock and 37,358 shares of Common Stock underlying stock options.

(11)	Consists of 22,688 shares of Common Stock, 195,373 shares of Common Stock underlying stock options, and 22,768 shares of Common Stock underlying options held by Dr. Kaplan’s family trusts (the trustee of which is Dr. Kaplan’s brother-in-law and the beneficiaries of which are Dr. Kaplan’s immediate family members). Dr. Kaplan disclaims beneficial ownership over the shares of Common Stock underlying options held by the family trusts.

(12)	Consists of 6,743 shares of Common Stock, 99,391 shares of Common Stock underlying stock options and 600 shares of Common Stock owned by family trusts of which Mr. Loughlin’s spouse is a trustee.

(13)	Consists of 65,046 shares of Common Stock, 79,058 shares of Common Stock underlying stock options and 3,000 shares of Common Stock owned by Dr. Mario’s spouse.

(14)	Information regarding BlackRock, Inc., as of December 31, 2012, was obtained from a Schedule 13G filed by BlackRock, Inc. with the SEC on February 4, 2013.

Board Independence

No director will be deemed to be independent unless the Board of Directors affirmatively determines that the director has no other material relationship with us, directly or as an officer, stockholder or partner of an organization that has such a relationship with us. The Board of Directors observes all criteria for independence established by the Nasdaq Stock Market (Nasdaq) under its applicable Listing Rules. The Board of Directors has determined that all of our non-employee directors, constituting all but one of our directors, may be classified as “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules. Executive sessions of our independent directors are convened in conjunction with each regularly scheduled Board of Directors meeting.

Board Meetings; Committees and Membership

General

The Board of Directors held six meetings during fiscal 2012. During fiscal 2012, each of the directors then in office attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served. Our policy is to encourage our Board members to attend all annual meetings and any special meetings of stockholders. All of our directors attended the 2012 Annual Meeting.

We maintain the following committees of the Board of Directors: the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. Except for the Executive Committee, each committee is comprised entirely of directors who are “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules. Other than the Executive Committee, each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. A copy of the Amended and Restated Charters of the Audit Committee, the Compensation Committee and the Nominating Committee, as well as our Corporate Governance Guidelines, are available on our website at www.celgene.com by choosing the “Investor Relations” link and clicking on the “Corporate Governance” section.

The Executive Committee

The Executive Committee’s current members are Robert J. Hugin (Chairman), Michael D. Casey and Ernest Mario, Ph.D. The Executive Committee held one meeting during fiscal 2012. The Executive Committee has and may exercise all of the powers and authority of our full Board of Directors, subject to certain exceptions.

The Management Development and Compensation Committee (the “Compensation Committee”)

The Compensation Committee’s current members are Rodman L. Drake (Chairman), Michael D. Casey and James J. Loughlin. The Compensation Committee held six formal meetings and a number of informal meetings during fiscal 2012. The Compensation Committee annually reviews the total compensation packages for all executive officers, including the Chief Executive Officer, considers modification of existing compensation and benefit programs and the adoption of new compensation and benefit plans, administers the plans and reviews the compensation of non-employee members of the Board of Directors and reviews periodically with the Chief Executive Officer our leadership development plans and succession planning. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan, the Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan, our 1992 Long-Term Incentive Plan, our 2008 Stock Incentive Plan and the Pharmion Corporation 2000 Stock Incentive Plan, (ii) the full power and authority to administer and interpret the Celgene Corporation 2005 Deferred Compensation Plan (the “Nonqualified Plan”) and (iii) the authority to review all matters relating to our personnel.

Compensation Committee Consultant

The Compensation Committee has retained Radford, an Aon Hewitt Company, which we refer to as “Radford,” as its outside compensation consultant since 2004. Radford was retained by the Compensation Committee as a result of a competitive bidding process conducted by the Compensation Committee. Radford regularly meets with the Compensation Committee and provides advice regarding the design and implementation of our executive compensation programs, as well as our director compensation programs. In particular, Radford:

•	reviews and makes recommendations regarding executive and director compensation (including amounts and forms of compensation);

•	provides market data and performs competitive market analyses;

•	advises the Compensation Committee as to best practices; and

•	assists in the preparation of our compensation-related disclosures included in this proxy statement.

In providing its services to the Compensation Committee, with the Compensation Committee’s knowledge, Radford may contact our management from time to time to obtain data and other information from us and to work together in the development of proposals and alternatives for the Compensation Committee to review and consider. In fiscal 2012, the cost of Radford’s executive compensation and director compensation consulting services was $175,529.

In addition, in fiscal 2012: (i) Aon Consulting, an affiliate of Radford, was retained by us to provide global employee benefits consulting services; (ii) Aon Risk Services, an affiliate of Radford, was retained by us for various insurance-related consulting services; and (iii) Radford Surveys, an affiliate of Radford, was retained by us for various compensation surveys. In fiscal 2012, the aggregate cost of such other consulting services was $95,459.

The Compensation Committee regularly evaluates the nature and scope of the services provided by Radford. The Compensation Committee approved the fiscal 2012 executive and director compensation consulting services of Radford described above. Although the Compensation Committee was aware of the nature of the services performed by Aon Consulting, Aon Risk Services and Radford Surveys, the Compensation Committee did not review and approve such services as those services were reviewed and approved by management in the ordinary course of business.

In order to ensure that Radford is independent, Radford is only engaged by, takes direction from, and reports to, the Compensation Committee and, accordingly, only the Compensation Committee has the right to terminate or replace Radford at any time. Further, Radford maintains certain internal controls within Aon which include, among other things:

•	Radford is managed separately from Aon and performance is measured solely on the Radford business;

•	no commissions or cross revenue is provided to Aon in the event that Aon introduces Radford to an account, and no Aon staff member is paid commissions or incentives for Radford services;

•	Radford is not rewarded for selling Aon services nor is Radford required to cross-sell services;

•	Radford maintains its own account management structure, contact database and IT network and its survey data is on a separate IT platform from Aon; and

•	no member of Radford’s team is involved in, or sits on, any Aon committee for purposes of selling Aon services.

The Nominating and Governance Committee (the “Nominating Committee”)

The Nominating Committee’s current members are Michael D. Casey (Chairman), Rodman L. Drake, Ernest Mario, Ph.D. and Michael A. Friedman, M.D. The Nominating Committee held five meetings in fiscal 2012. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors, oversees the evaluation of the Board of Directors, develops and recommends to the Board of Directors appropriate corporate governance guidelines and reviews on a periodic basis the Company’s leadership development plans and succession planning with respect to the position of Chief Executive Officer. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a proxy statement with the SEC regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our By-Laws and under the section of this proxy statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, we have not received any recommendation from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

•	our needs with respect to the particular competencies and experience of our directors;

•	familiarity with our business and businesses similar to ours;

•	financial acumen and corporate governance experience; and

•

our desire that our Board reflect diversity with respect to, among other matters, professional and operational experience, scientific and academic expertise, international background, gender, race and ethnicity.

The Nominating Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee will identify the required skills, background and experience of a new nominee, in tandem with prevailing business conditions, and will source relevant candidates and present to the Board of Directors suggestions as to individuals who meet the required criteria. The Nominating Committee utilizes the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.

The Audit Committee

The Audit Committee’s current members are James J. Loughlin (Chairman), Richard W. Barker, D.Phil., Gilla Kaplan, Ph.D. and Carrie S. Cox. The Audit Committee held eleven meetings in fiscal 2012. Mr. Loughlin is an “audit committee financial expert” within the meaning of the rules of the SEC and, as such, he satisfies the requirements of Rule 5605(c)(2) of the Nasdaq Listing Rules. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee appoints, subject to stockholder ratification, our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of the effectiveness of our internal control over financial reporting and disclosure controls and procedures, the overall quality of our financial reporting and appropriate application of our critical accounting policies and to approve any related person transactions (as defined herein). The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of our internal audit function. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers or others of concerns on questionable accounting and auditing matters.

Related Person Transaction Policies and Procedures

At the beginning of each calendar year, each member of our Board of Directors and each executive officer is required to complete an extensive questionnaire that we utilize when preparing our annual proxy statement, as well as our Annual Report on Form 10-K. The purpose of the questionnaire is to obtain information from directors and executive officers to verify disclosures required to be made in these documents. Regarding related person transactions, it serves two purposes: first, to remind each executive officer and director of their obligation to disclose any related person transaction entered into between themselves (or family members or entities in which they hold an interest) and us that in the aggregate exceeds $120,000 (“related person transaction”) that might arise in the upcoming year; and second, to ensure disclosure of any related person transaction that is currently proposed or that occurred since the beginning of the preceding year. When completing the questionnaire, each director and executive officer is required to report any such transaction.

Compensation Committee Interlocks and Insider Participation

Each member of the Compensation Committee is an independent director within the meaning of the Nasdaq Listing Rules. There was no interlock among any of the members of the Compensation Committee and any of our executive officers.

Financial Officer Code of Ethics

We have adopted a Financial Officer Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and other financial professionals. This Financial Officer Code of Ethics is posted on our website at www.celgene.com under the “Investor Relations” link and in the “Corporate Governance” section. We intend to satisfy the disclosure requirements regarding any amendment to, or a waiver of, a provision of the Financial Officer Code of Ethics by posting such information on our website. We undertake to provide to any person a copy of this Financial Officer Code of Ethics upon request to our Corporate Secretary at our principal executive offices.

Stockholder Nominations

Our By-Laws provide that nominations for the election of directors may be made at an annual meeting: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.

In addition to any other applicable requirement for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class; or series and number of shares of our capital stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the Exchange Act), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and; (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.

Stockholder Communications

Our Board of Directors has determined that, to facilitate communications with the Board of Directors, or any individual member or any Committee of the Board of Directors, stockholders should direct all communication in writing to our Corporate Secretary at our principal executive offices. Our Corporate Secretary will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chairpersons of any Committee of the Board of Directors, as appropriate.

Board Leadership Structure

The Board of Directors has concluded that, consistent with past practice and in our best interests and the interests of our stockholders, the positions of Chairman and Chief Executive Officer should be combined.

Accordingly, assuming that the director nominees are elected to the Board at the Annual Meeting, Mr. Hugin will continue to hold the positions of both Chairman and Chief Executive Officer.

The independent directors believe that each of the possible leadership structures for a board has its particular pros and cons, which must be considered in the context of the specific circumstances, culture and challenges facing a company. The independent directors believe that our current model of the combined Chairman/CEO role in conjunction with the independent Lead Director position is the appropriate leadership structure that has served our stockholders well in the past and will continue to do so in the future. Additionally, given the abilities and strengths of each of our Board members, their varied organizational backgrounds and wide range of leadership and management experience, we believe that the concentration of functions will continue to promote a culture of transparency and accountability that has guided, and will continue to guide, our successful performance.

Our leadership structure is periodically reviewed to ensure that it is appropriate for us given the facts and circumstances at the time of review. The independent directors believe that the combined Chairman/CEO position, together with the independent Lead Director, has certain advantages over other board leadership structures and continue to best meet our current needs, including:

•	ensuring efficient communication between management and the Board;

•	clearly delineating the independent Lead Director’s and other independent directors’ oversight roles from the Chairman/CEO’s and other management’s strategic and operational roles;

•	ensuring that all key and appropriate issues are discussed by the Board in a timely and constructive manner;

•	providing clarity for our key stakeholders on corporate leadership and accountability; and

•	augmenting the Chairman’s knowledge of our strategy, operations and financial condition and, in turn, communicating that to external stakeholders.

As Chief Executive Officer and President, Mr. Hugin is accountable directly to the full Board of Directors and has day-to-day responsibility for our business operations and for general oversight over our business and the various management teams that are responsible for our day-to-day operations.

We believe that the combined Chairman/CEO leadership structure is appropriate for us as it enhances our Board’s oversight by leveraging the knowledge of our Chief Executive Officer who has also served, in the past, as our Chief Financial Officer and Chief Operating Officer.

Independent Lead Director

In June 2007, Michael D. Casey was designated independent Lead Director. In accordance with our corporate governance guidelines, as adopted by the Board of Directors on December 16, 2010, the independent Lead Director provides guidance concerning the agenda for each Board meeting, presides over executive sessions of the independent directors that are held on a regular basis, communicates with the Chairman/CEO after each executive session of the independent directors to provide feedback and to effectuate the decisions and recommendations of the independent directors, acts as intermediary liaison between the independent directors and management on a regular basis and when communication out of the ordinary course is appropriate.

Board of Directors Role in Risk Oversight

In connection with its oversight responsibilities, the Board of Directors, including the Audit Committee and Compensation Committee, periodically assesses the significant risks that we face. These risks include financial, legal, technological, competitive, operational and compensation-related risks. The Board, together with the Chief Executive Officer, the Chief Financial Officer, management representatives of the relevant functional areas (e.g. internal audit, legal, regulatory and compliance groups, operational management, human resources, etc.) and representatives of each of our operating subsidiaries, reviews and monitors the identification, assessment and mitigation of the material risks affecting our operations.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, each of our directors, executive officers and any person beneficially owning more than 10 percent of Common Stock is required to report his, her or its ownership of Common Stock and any change in that ownership, on a timely basis, to the SEC. We believe that all applicable acquisitions and dispositions of Common Stock, including grants of options under our Directors’ Incentive Plan and the 2008 Stock Incentive Plan, were filed on a timely basis for fiscal 2012, except the Form 4 reports of each of Jacqualyn Fouse, Mark Alles, Thomas Daniel and Perry Karsen relating to stock option and RSU grants on March 1, 2012, which were filed on March 7, 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) provides an overview and analysis of the compensation philosophy of the Company, the roles and responsibilities of our Compensation Committee, our CEO and compensation consultant, our compensation plans and programs, and the decisions we have made under our plans and programs. Elsewhere in this CD&A, under the heading “Additional Information Regarding Executive Officers,” we include a series of tables containing specific information about the compensation earned by the following individuals, who we refer to as our Named Executive Officers (NEOs) for fiscal 2012:

•	Robert J. Hugin, Chairman and Chief Executive Officer;

•	Jacqualyn A. Fouse, Ph.D., Executive Vice President and Chief Financial Officer;

•	Mark J. Alles, Executive Vice President and Global Head of Hematology and Oncology;

•	Thomas O. Daniel, M.D., Executive Vice President and President, Research and Early Development; and

•	Perry A. Karsen, Executive Vice President and Chief Operations Officer.

Each of our NEOs is fully engaged in company-wide strategic planning and decision-making aimed at ensuring our long-term success. The full biographies for Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen are provided elsewhere in this proxy statement under “Additional Information Regarding Executive Officers — Executive Officers.”

Introduction

Across the metrics that determine performance under our compensation plans and programs, fiscal 2012 was a strong year for us. We generated non-GAAP (i.e., generally accepted accounting principles) total revenue of $5.507 billion, a 14% increase year over year, and non-GAAP diluted earnings per share of $4.91, a 30% increase year over year. Full year REVLIMID® sales were $3.767 billion, an increase of 17%; VIDAZA® sales were $823 million, an increase of 17%; THALOMID® sales were $302 million, a decrease of 11%; and ABRAXANE® sales were $427 million, an increase of 11%. Our stock price reflected our strong performance, increasing over 16%, in fiscal 2012. These strong results were achieved with continued significant investment and progress in all stages of our research and development pipeline and the completion of the Avila acquisition. For more information about non-GAAP financial achievements, please see the description of non-GAAP financial achievements in “Key 2012 Compensation Actions and Program Highlights — Annual Bonus (MIP) Payout for Fiscal 2012.”

We believe the design of our executive pay programs will lead to continued stockholder support of our executive compensation programs. Our fiscal 2012 compensation programs were designed based on our compensation philosophy and guiding principles that focus on aligning competitive pay to performance. Our fiscal 2012 performance and consequent incentive payouts for our NEOs clearly demonstrate this alignment. In fiscal 2012, our executive compensation programs were structured such that 84% of our NEOs’ total compensation was delivered in the form of short- and long-term incentives, both of which are highly variable and tied to achievement of company goals and objectives.

Advisory Vote on Executive Compensation

We conducted our second non-binding advisory vote on executive compensation last year at our 2012 Annual Meeting of Stockholders, which our stockholders voted should be held annually. At the 2012 Annual Meeting of Stockholders, 95.4% of the votes cast on the advisory vote on executive compensation proposal were in favor of our NEO compensation as described in the proxy statement. The Compensation Committee reviewed these final vote results and determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of company goals and objectives. Despite the affirmative vote, however, the Compensation Committee believes that continual review of our executive compensation programs and their alignment to Company and stock price performance is in the best interests of our stockholders. In fiscal 2012, the Compensation Committee deemed that the changes made in fiscal 2011 that further aligned our executive compensation to the interests of our stockholders were appropriate and should be continued. These and other best practices are described in “Highlights of Best Practices of Our Compensation Programs.”

Our Compensation Philosophy

Our executive compensation philosophy is centered on the concept that compensation programs must be designed to focus executives on delivering both short- and long-term value to our stockholders. As such, the objectives against which executives’ performance is measured (and pay is subsequently delivered) require our NEOs not only to balance their focus between short- and long-term business strategies, but also to maintain a balanced and appropriate risk profile.

In order to provide a consistent framework within which the Compensation Committee sets objectives, measures performance and decides compensation actions for our NEOs, we design our plans and deliver compensation according to the following principles:

•

Value Creation:    In making compensation decisions and setting target pay, the Compensation Committee balances historical performance of each NEO with expected future contributions to his/her functional areas and to the broader management of the Company.

•

Pay for Performance:    Our compensation programs are designed to deliver compensation that is commensurate with the level of performance achieved and to align the interest of our executives with the interests of our stockholders. Further, weighting our NEOs’ pay mix more heavily on performance-based incentives ensures that payouts under our compensation plans appropriately reflect the achievement of financial and strategic goals.

•

Team-Based:    The Compensation Committee reviews and approves objectives and makes compensation decisions based on the NEOs’ performance not only against the specific strategy and objectives of the function(s) for which he/she is responsible, but also against each NEO’s engagement in our broader, longer-range management as a whole. Aligning each NEO’s variable pay to overall Company objectives reinforces our team-based management approach and encourages decision-making that is in the interest of the broader organization. As part of this team-based approach, we also strive to create and maintain internal equity in our compensation arrangements.

•

Competitive Positioning:    We actively monitor compensation in relation to our industry and peer group. The Compensation Committee does not target a specific percentile within our peer group; rather, benchmark data is used as a reference point when making compensation determinations. The Compensation Committee periodically reviews our peer group and with the input of Radford, makes changes based on factors such as market capitalization, complexity, global presence and those in our industry with whom we compete for talent. Throughout fiscal 2011 and fiscal 2012, our peer group consisted of the following ten companies: Allergan, Inc., Amgen Inc., Baxter International Inc., Biogen Idec Inc., Bristol-Myers Squibb Company, Cephalon, Inc., Eli Lilly and Company, Forest Laboratories, Inc., Genzyme Corporation and Gilead Sciences Inc., except that in fiscal 2012, Cephalon, Inc. and Genzyme Corporation were removed from the peer group (as they were acquired) and AbbVie Inc. and Valeant Pharmaceuticals International Inc. were subsequently added. We also consider various surveys, including the Radford Global Life Sciences Survey, SIRS Executive Compensation Survey and Towers Watson U.S. CDB Pharmaceutical Executive Database.

Highlights of Best Practices of Our Compensation Programs

We believe that our compensation plans and programs not only reflect our philosophy with regard to compensation for our NEOs, but are also aligned with best practices with regard to corporate governance. Below is a list that highlights certain features and key decisions with respect to our compensation plans and programs.

•

Recoupment of Incentive Compensation:    In fiscal 2012, we adopted an incentive compensation recoupment policy that applies to our CEO effective in fiscal 2013, and will apply to our other NEOs (and any other executive officer designated by the Compensation Committee) effective in fiscal 2014. In the event of an executive’s fraud or misconduct that results in a material negative restatement of our financial statements, with respect to the year to which the restatement applies (excluding any year before January 1, 2013) and for any single year prior to the year in which the Company is required to prepare the restatement, we may recoup any or all of the incentive compensation paid to that executive in excess of the amounts that would have been paid to that executive based on the restated results. We may also cancel unvested incentive compensation or require the executive to repay any gains realized by the executive in excess of the amount that would have been paid to that executive based on the restated results.

•

Risk Mitigation:    We proactively review our compensation programs and policies to ensure they are reflective of our philosophy with regard to risk. The plan features below are designed to promote each NEO’s focus on making decisions that promote a responsible and balanced risk profile:

¡	diversification and balance of short- and long-term rewards;

¡	multiple metrics within each variable pay program that are balanced and weighted so as not to encourage focus on a single metric to the exclusion of others;

¡	maximum payouts for all variable and performance-based plans; and

¡	ownership guidelines for our NEOs (described below).

•

Ownership and holding requirements:    In order to ensure that NEOs continue to have a significant stake in our long-term performance and in order to align executives’ compensation to the interest of stockholders, our NEOs have share ownership and holding requirements. As CEO, Mr. Hugin’s ownership requirement is six times his annual base salary. The guidelines provide for target stockholdings in an amount equal to three times annual base salary for Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen. Such guidelines will be deemed satisfied if the NEO holds, by the end of the applicable five-year period, at least that number of shares of our Common Stock equal to the value of the target amount divided by our stock price on the date the NEO becomes subject to the guidelines. Owned shares, vested restricted or deferred stock units, and vested shares held in the NEO’s 401(k) plan account are included in ownership calculations, but stock options are not. Mr. Hugin currently meets and exceeds such stock ownership guidelines.

•

Increased weighting on equity compensation:    For each of our current Long-Term Incentive Plan (LTIP) performance cycles, the Compensation Committee has expressed its intention to settle each three-year plan in shares of Celgene Common Stock to be granted under the 2008 Stock Incentive Plan, rather than in cash payments for all NEOs. This, coupled with the three-year trading restriction on any shares granted under the LTIP, will further tie compensation and value delivered to such NEOs to stock performance and long-term value to our stockholders.

•

Vesting of equity upon change in control:    We amended the 2008 Stock Incentive Plan in fiscal 2011 to eliminate the “single-trigger” change in control vesting provision for equity awards granted on or after July 1, 2011 and to provide that, unless otherwise determined at grant, equity awards granted on or after July 1, 2011 vest upon an involuntary termination without cause that occurs within two years following a change in control (i.e., a “double trigger”).

•

No repricing/exchanges without stockholder approval:    Our 2008 Stock Incentive Plan prohibits us from modifying stock options to reduce the exercise price, substituting a new stock option at a lower price for a surrendered stock option or repurchasing stock options if the per share exercise price is less than the fair market value of a share of Common Stock, unless such action is approved by our stockholders.

•

Securities Trading Policy:    We maintain a comprehensive securities trading policy which provides, among other things, that our employees who possess material non-public information regarding us may not disclose or trade while in possession of such information or buy or sell our securities during any designated blackout period. Further, the policy prohibits all employees from short selling our securities, transacting in derivative securities relating to Celgene without prior written consent of our Chief Executive Officer or holding our stock in a margin account or pledging our stock as collateral for a loan without prior approval of an appropriate officer of the Company. Individuals classified as “insiders” (which includes our NEOs) and related persons (as defined in the policy) generally may not buy or sell our securities at any time without prior approval, except under approved Rule 10b5-1 trading plans.

•

Relative Total Stockholder Return (R-TSR):    In December 2011, the Compensation Committee approved the addition of R-TSR as a measure in the 2012–2014 LTIP performance cycle and subsequent LTIP performance cycles. R-TSR is calculated as the percent change in our stock price at the beginning and the end of a measurement period compared to companies in the biopharmaceutical industry, which is expressed as an industry percentile.

•

NEO Compensation Cost Analysis:    To ensure that our compensation programs remain aligned with the interests of our stockholders and to further reinforce a team-based approach to management, we measure our NEOs’ total cost of compensation in relation to the total cost of compensation paid to named executive officers of companies within our named peer group as an additional data point when making compensation decisions for our NEOs.

Roles & Responsibilities

Overview of the Compensation Committee

The Compensation Committee is responsible for, among other things, overseeing our executive compensation and benefit programs, establishing the base salary, incentive compensation, equity awards and any other compensation for NEOs, including reviewing and approving the CEO’s recommendations for the compensation of NEOs reporting to him. In addition, the Compensation Committee, in conjunction with the Board, reviews and approves the CEO’s performance and compensation levels. The Compensation Committee also ensures that the total compensation paid to our NEOs is reasonable, competitive and achieves the goal of delivering results to our stockholders.

Role of the CEO

The CEO provides his insights, judgment and recommendations to the Compensation Committee regarding the setting of performance objectives for the NEOs and other leadership positions reporting to him. At the beginning of each year, the CEO establishes goals and objectives with each NEO that are designed to advance his/her functional areas, while promoting achievement of overall corporate performance goals. The Compensation Committee then reviews each NEO’s goals and objectives to further ensure they are aligned with corporate goals and the interests of our stockholders.

At the conclusion of each fiscal year, the CEO evaluates the actual performance of each of these positions against their established objectives via our performance review process and recommends appropriate salary adjustments and incentive awards to the Compensation Committee via our compensation review process.

At the request of the Compensation Committee, the CEO participates in Compensation Committee meetings and provides relevant assessment and explanation supporting his recommendations. Other members of our management, as well as certain advisors, including our outside compensation consultant, may also attend Compensation Committee meetings at our request.

Role of the Compensation Consultant

The Compensation Committee has retained Radford as its independent compensation consultant to assist in the continual development and evaluation of compensation plans and programs and the Compensation Committee’s determinations of compensation awards. The Compensation Committee’s consultant attends Compensation Committee meetings and provides third-party data, independent analyses, advice and industry expertise on plan design as well as proposed executive compensation levels within our plans.

At the request of the Compensation Committee, Radford reviews briefing materials prepared by management and outside advisers to management and advises the Compensation Committee on matters covered in the materials, including the consistency of proposals with the Compensation Committee’s compensation philosophy and comparisons to programs at other companies. Also at the request of the Compensation Committee, Radford prepares its own analyses and reports, including positioning of plans and programs within the context of competitive market analyses designed to ensure our plans and programs reinforce the principles within our compensation philosophy.

The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and concluded that no conflict of interest exists that would prevent it from serving as an independent consultant to the compensation committee. For more information about the Compensation Committee’s engagement of Radford, please see “Board Meetings; Committees and Membership — Compensation Committee Consultant.”

Elements of Our Compensation Programs for NEOs

The goal of our compensation plans and programs is to deliver appropriate, fiscally responsible compensation to NEOs that focuses their efforts on delivering results against short- and long-term objectives, provides sustained value to stockholders and encourages taking responsible, appropriate and balanced risk. To achieve these goals, we have designed our compensation programs to include the components described below.

Pay Mix

The Compensation Committee believes that compensation for our NEOs must be a mix of variable compensation (both short- and long-term) and fixed compensation (base salary) in order to reinforce our executives’ responsibility to balance short- and long-term performance while maintaining focus on delivering value for our stockholders. As such, our programs offer opportunity for higher compensation for successful performance and lower compensation in the absence of success. The Compensation Committee also believes in minimal use of perquisites as they do not reinforce our pay-for-performance philosophy. For our NEOs, the mix of compensation is weighted toward long-term, performance-based pay that correlates awards earned to the overall delivery of corporate performance and stockholder value. These goals are reflected in the charts below, which depict actual compensation paid to Mr. Hugin, Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen, our NEOs in fiscal 2012.

Fixed Compensation includes base salary; Performance-Based Compensation includes bonus, LTIP and equity awards.	Short-Term Compensation includes annual bonus; Long-Term Compensation includes LTIP and equity awards.

Cash Compensation includes base salary, bonus and LTIP awards paid in fiscal 2012; Equity Compensation includes all equity grants awarded in fiscal 2012.

Base Salary

Base salaries for our NEOs provide a fixed rate of pay and serve as the basis for calculating targets in certain variable pay programs (as discussed below). Starting salaries and subsequent increases are determined based on the following factors:

•	performance, experience, expected future contribution and ability to deliver value to stockholders;

•	analysis of internal pay relationships; and

•	market conditions, competitive positioning and our approved salary increase budget.

Annual Bonus

Our Management Incentive Plan (MIP) is a variable pay plan designed to focus NEOs on annual goals and objectives that are established in order to contribute to the overall long-term health of our business. The Compensation Committee reviews and approves each plan year’s metrics under the MIP to ensure that the metrics are commensurate with our short- and long-term business plan. We believe that the targets under the MIP while challenging, are achievable.

The goals for each NEO other than the CEO are set annually by the executive in collaboration with the CEO and are reviewed and approved by the Compensation Committee. The goals for the CEO are set annually and are reviewed and approved by the Compensation Committee. Bonus targets for our NEOs are expressed as a percentage of eligible base salary earnings. Actual payments made under the MIP are calculated based on performance in relation to the Compensation Committee-approved goals. For all of our NEOs, the maximum potential bonus payout under the MIP for fiscal 2012 was 200% of their annual bonus targets and the minimum potential bonus payout was zero. Awards generally are payable at the end of February following the year to which the performance goals relate. Payments under our MIP are made in cash and are deferrable under our Nonqualified Plan.

Long-Term Incentives

Equity Grants

The Compensation Committee’s policy on equity awards for NEOs is that they should be awarded to align the interests of our NEOs with those of our stockholders and should reward achievement of exceptional corporate performance over time. As such, the 2008 Stock Incentive Plan is an important component of our total compensation strategy. The equity pool is approved each year by the Compensation Committee, subject to the overall maximum amount of shares of our stock available under the 2008 Stock Incentive Plan.

Long-term, equity-based compensation may be awarded to our NEOs in the form of stock options, RSUs or performance-based equity (through our Long-Term Incentive Plan, as described below). This deliberate mix of equity ensures that wealth creation is tied to stock performance (via stock options), continued employment with us (via “cliff-vested” RSUs) and our financial performance (via performance-based equity that may be issued under the Long-Term Incentive Plan as described below). The Compensation Committee decides on targets and actual award amounts based upon relative contribution to our performance, individual performance and demonstrated leadership, and expected future contribution.

Each year, the Compensation Committee establishes equity awards and also determines, based in part on recommendations from Radford, the appropriate mix of stock options and RSUs for our NEOs. In fiscal 2012, annual awards granted (based on the value of such awards) were a mix of 2/3 stock options that are subject to service-based vesting over four years, (i.e., 25% on each of the first four anniversaries of the grant date) and generally remain exercisable for ten years after the grant date, and 1/3 RSUs that are subject to a three-year, service-based cliff vesting schedule. If the participant is age 55 or greater, has at least five years of service and has given at least six months’ notice of the intent to retire, as of the date of retirement, options will continue to vest and will remain exercisable until the earlier of three years after retirement or the original expiration date. Time-based RSUs vest 100% on the third anniversary of the award date provided that the NEO is employed by the Company as of the vesting date, except in the event of death, permanent disability or termination as a result of a change in control (as defined in the 2008 Stock Incentive Plan), upon which vesting of RSUs will accelerate.

The Compensation Committee has weighted the awards more toward stock options as these awards accrue value only when the market price of our Common Stock is above the exercise price, placing an emphasis on stock performance which aligns our executives’ interests to those of our stockholders. Additionally, the smaller weighting of RSUs allows the Compensation Committee to deliver equivalent value while using fewer authorized shares for awards under our 2008 Stock Incentive Plan. The Compensation Committee may in the future adjust the mix of award types or approve different award types, as part of the overall long-term incentive award strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity vehicles depending on the Compensation Committee’s assessment of the total compensation package being offered.

Long-Term Incentive Plan (LTIP)

The LTIP is a three-year plan designed to focus executives on achievement of longer-term objectives that are intended to ensure strength in our long-term financial, commercial and research and development position. An additional objective of the LTIP is to promote management continuity in key functional areas. Prior to the commencement of each three-year plan (each called a “performance cycle”), the Compensation Committee establishes three key corporate-wide metrics against which performance will be measured. These objectives are weighted and awards earned under the LTIP are calculated based on actual performance of the objectives in relation to these weighted objectives as measured in the last year of each performance cycle.

The payout levels under the three current LTIP performance cycles are based on a percentage of each NEO’s base salary at the time the LTIP was approved by the Compensation Committee and are provided below under “Key 2012 Compensation Actions and Program Highlights.”

We have three separate performance cycles running concurrently for 2011–2013, 2012–2014, and 2013–2015 that will end December 31, 2013, 2014 and 2015, respectively. For each performance cycle, there are three performance measures. For the 2011–2013 performance cycle, the three performance measures are: non-GAAP total revenue (50% weighting), non-GAAP earnings per share (EPS) (25% weighting), and non-GAAP net income (25% weighting). For the 2012–2014 and 2013–2015 performance cycles, the three performance measures are: non-GAAP EPS (37.5% weighting), non-GAAP total revenue (37.5% weighting) and R-TSR (25% weighting). For purposes of the LTIP, R-TSR is calculated as the percent change in our stock price at the beginning and the end of the measurement period compared to the total stockholder return of the top 35 companies in the biopharmaceutical industry (defined by market capitalization prior to the commencement of the applicable performance cycle, as suggested by Radford and approved by the Compensation Committee) and expressed as a percentile. Any payout based on R-TSR will be at the threshold level if our R-TSR is at the 50th percentile, target level if our R-TSR is at the 70th percentile and maximum level if our R-TSR is at the 90th percentile or higher. If our R-TSR is below the 50th percentile, there will be no payout associated with this measure. The Compensation Committee believes that these three performance measures properly align executive pay with the interests of our stockholders while achieving a balanced approach to performance-based long-term incentives by focusing executive pay on internal financial measures, as well as on the external measurement of stock performance in relation to industry peers.

Payments under the LTIP may be made in cash or stock, or a combination thereof, as determined by the Compensation Committee in its sole discretion at the end of the relevant performance cycle. Cash payments, if made, are deferrable for our U.S.-based plan participants. For our NEOs participating in the three current LTIP performance cycles, it is the intention of the Compensation Committee to settle in shares. If the LTIP settles in shares, such shares will be subject to a three-year trading restriction. Specific data pertaining to performance targets, individual targets and resulting payments under the LTIP can be found elsewhere in this proxy statement under the “Key 2012 Compensation Actions and Program Highlights” section.

Other Elements of Compensation

Retirement Benefits

We do not offer pension benefits to our NEOs. Instead, we provide the opportunity to accumulate retirement income through:

•	Equity Awards (described elsewhere in this proxy statement).

•

Nonqualified Plan: The Nonqualified Plan is an unfunded plan to which certain U.S.-based management-level employees and each of our NEOs may elect to defer up to 90% of their base salary and up to 100% of their MIP and cash-based LTIP payments. For fiscal 2012, we made semi-monthly cash matching contributions to the Nonqualified Plan on behalf of Mr. Hugin at a rate of up to 15% of his gross base salary earnings. Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen are not eligible to receive matching contributions under the Nonqualified Plan. For further discussion of the Nonqualified Plan, see “Additional Information Regarding Executive Officers — Nonqualified Deferred Compensation Table” elsewhere in this proxy statement.

•

401(k) Plan: We make matching contributions under our 401(k) Plan in the form of shares of our Common Stock to the Plan accounts of all eligible employees who participate in the 401(k) Plan, including our NEOs.

Other Benefits

We provide our NEOs health and welfare benefits that are consistent with the plans, programs and eligibility provided to other employees. Additionally, we offer the NEOs reimbursement for professional tax and financial counseling of up to $15,000 per calendar year, which alleviates concerns with respect to tax preparation and financial planning, with the goal of minimizing distractions to the effective management of our business. We also offer excess liability insurance premiums to our NEOs consistent with those offered to other senior-level employees.

Employment Agreements

We entered into an employment contract with Mr. Hugin effective May 1, 2006, which was amended to comply with the deferred compensation rules under Section 409A of the Internal Revenue Code of 1986, as amended (the Code), effective on December 31, 2008. Effective on June 16, 2010, Mr. Hugin’s employment agreement was further amended to reflect his appointment as Chief Executive Officer. We also entered into letter agreements with each of Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen. Other than Mr. Hugin, our NEOs are not entitled to golden parachute (Code Section 280G) excise tax gross-up. Although Mr. Hugin is entitled to a “modified” tax gross-up (i.e., only if amounts paid in connection with a change in control is in excess of 105% of the greater amount that could be paid without triggering the excise tax), he would not have received an excise tax gross-up had a change in control occurred on December 31, 2012. If Ms. Fouse or Mr. Karsen becomes entitled to any amounts subject to the excise tax under Code Section 280G, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after tax payment. We discuss the terms and conditions of these agreements elsewhere in this proxy statement under the heading “Additional Information Regarding Executive Officers — Agreements with our Named Executive Officers.”

Key 2012 Compensation Actions and Program Highlights

In fiscal 2012, the Compensation Committee approved certain adjustments to compensation and awards and payouts for each NEO based on performance in relation to pre-approved objectives established under each compensation program as described elsewhere in this proxy statement.

Base Salary

In its capacity as consultant, each year, Radford provides an analysis of the competitive landscape within our industry and our peer group as additional context in which the Compensation Committee approves salaries for our NEOs. The table below outlines the salary adjustments determined for our NEOs in fiscal 2012 (for fiscal 2011 performance) and fiscal 2013 (for fiscal 2012 performance).

NEO	2011 Salary	2012 Salary	Effective Date of Salary Adjustment	2013 Salary	Effective Date of Salary Adjustment
Robert J. Hugin	$1,075,000	$1,175,000	3/1/2012	$1,280,000	3/1/2013
Jacqualyn Fouse, Ph.D.	$700,000	$735,000	3/1/2012	$757,000	3/1/2013
Mark J. Alles	$600,000	$650,000	3/1/2012	$670,000	3/1/2013
Thomas O. Daniel, M.D.	$600,000	$630,000	3/1/2012	$649,000	3/1/2013
Perry A. Karsen	$600,000	$630,000	3/1/2012	$649,000	3/1/2013

Annual Bonus (MIP) Payout for Fiscal 2012

At its December 2011 meeting, the Compensation Committee determined that non-GAAP diluted EPS, non-GAAP total revenue and certain non-financial measures were appropriate measures for use in connection with the fiscal 2012 MIP and approved these targets for the fiscal 2012 MIP. The Compensation Committee believes that these measurements reflect management’s focus and true operating performance. We believe these measures, balanced with our long-term objective of maintaining a significant research and development reinvestment rate, fuel our long-term growth.

In setting these objectives, we considered our fiscal 2011 performance and established the fiscal 2012 targets considering our long-term strategic plan and our commitment to deliver strong financial results to our stockholders.

The corporate performance measures for fiscal 2012 were based on the following components, which were weighted as follows:

56% Financial Objectives

•	28% on non-GAAP total revenue — Range of $5.4 billion to $5.6 billion; and

•	28% on non-GAAP diluted EPS — Range of $4.65 to $4.85 per share.

44% Non-Financial Objectives (Selected Strategic Corporate Objectives)

•	advancement of our hematology clinical & regulatory pipeline: REVLIMID® in multiple myeloma and lymphoma; POMALYST® in multiple myeloma;

•	advancement of our oncology clinical & regulatory pipeline: ABRAXANE® in non-small cell lung cancer, pancreatic cancer and melanoma;

•	advancement of our immune & inflammation clinical & regulatory pipeline: apremilast in psoriatic arthritis, psoriasis, rheumatoid arthritis and ankylosing spondylitis; and

•	clinical advancement of early stage product candidates.

For fiscal 2012, all of our NEOs received cash bonus payments entirely determined by the achievement of corporate goals, as evaluated by the Compensation Committee in its sole discretion.

We have not disclosed all of the non-financial targets or performance in relation to those targets for the fiscal 2012 MIP performance period because we believe that disclosing certain non-financial performance targets for the plan would result in competitive harm to us. Such information represents confidential business information that could place us at a competitive disadvantage because it would provide insight into our strategic and financial goals including the development of our proprietary pipeline and research strategies, our clinical development plans, our regulatory strategies and our international expansion plans.

Based on our full year financial results, the Compensation Committee determined that the MIP for fiscal 2012 was 106.75%, which includes both financial and non-financial performance, with weighted scores of 62% and 44.75%, respectively. These fiscal 2012 financial achievements include non-GAAP diluted EPS of $4.91 and non-GAAP total revenue (which was the same as GAAP total revenue) of $5.507 billion. Among the achievements in the clinical area were multiple patient accruals on key strategic studies, both domestically and internationally, clinical pipeline advancements in key products and the advancement of multiple clinical compounds.

Financial measures that are not defined by GAAP provide investors and management with supplemental measures of operating performance and trends that facilitate comparisons between periods before, during and after certain items that would not otherwise be apparent on a GAAP basis. For purposes of calculating our non-GAAP financial measures, we exclude certain items that management and the Compensation Committee do not believe affect our basic operations and do not meet the GAAP definition of unusual or non-recurring items. Non-GAAP total revenue, non-GAAP net income and non-GAAP diluted earnings per share are not, and should not be viewed as, a substitute for similar GAAP items. The following is a discussion of the differences between each non-GAAP financial measure included in this proxy statement with the most comparable financial measure calculated and presented in accordance with GAAP:

•	Non-GAAP total revenue of $5.507 billion was the same as GAAP total revenue in fiscal 2012.

•

Non-GAAP net income of $2.162 billion vs. GAAP net income of $1.456 billion in fiscal 2012. The difference between the two figures is primarily attributable to (i) the effects of charges for share-based employee compensation expense, (ii) amortization of intangible assets and other charges resulting from the acquisitions of Abraxis, Pharmion, Gloucester and Avila, (iii) research charges related to certain collaborative arrangements, (iv) expense recorded for the net increase in the fair value of contingent consideration issued as part of the Abraxis, Gloucester and Avila acquisitions, (v) impairment expense related to in-process research and development assets acquired as part of the Gloucester and Avila acquisitions, and (vi) the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments, including one-time effects of changes in tax law, acquisition related matters, an adjustment to the amount of unrecognized tax benefits and deferred taxes on unremitted foreign earnings. Each of items (i) through (vi) are excluded from the non-GAAP figure, but included in the GAAP figure.

•

Non-GAAP diluted earnings per share of $4.91 vs. GAAP diluted earnings per share of $3.30 in fiscal 2012. The difference between the two figures is primarily attributable to the effect of net income items (i) through (vi) listed above. Each of such items (i) through (vi) are excluded from the non-GAAP figure but included in the GAAP figure.

For a reconciliation of the non-GAAP financial measures to the most comparable financial measure calculated and presented in accordance with GAAP for fiscal 2012, see Appendix A to this proxy statement.

Under the MIP, the Compensation Committee may adjust, modify or amend the performance measures and targets in the plan to reflect certain events that affect such performance measures and targets, including (i) restructurings, discontinued operations, extraordinary items or events, corporate transactions (including dispositions or acquisitions) and other unusual or non-recurring items, and (ii) changes in tax law or accounting standards required by GAAP.

Fiscal 2012 MIP

MIP Payouts for NEOs for Fiscal 2012 Performance

NEO	Bonus Target for Fiscal 2012	Corporate Weighting X Corporate Score	Bonus Paid 2/28/2013	2013 Target
Robert J. Hugin	135%	100% x 106.75%	$1,669,303	145%
Jacqualyn Fouse, Ph.D.	65%	100% x 106.75%	$505,951	70%
Mark J. Alles	60%	100% x 106.75%	$410,988	70%
Thomas O. Daniel, M.D.	60%	100% x 106.75%	$400,313	70%
Perry A. Karsen	60%	100% x 106.75%	$400,313	70%

Fiscal 2013 MIP

The annual short-term incentive bonus for the fiscal 2013 MIP is based on a percentage of annual base salary earnings for each NEO. Upon reviewing competitive positioning of total direct compensation as provided and recommended by Radford, the Compensation Committee approved an increase to the MIP target for Mr. Hugin from 135% to 145% of eligible base salary earnings, from 65% to 70% of eligible base salary earnings for Ms. Fouse, and from 60% to 70% of eligible base salary earnings for each of Dr. Daniel and Messrs. Alles and Karsen. Additionally, below are the financial and several selected nonfinancial targets for the fiscal 2013 MIP:

56% Financial Objectives(1)

•	28% on non-GAAP total revenue — $6.0 billion to (+/-2%); and

•	28% on non-GAAP diluted EPS — Range of $5.40 to $5.60 per share.

44% Non-Financial Objectives (Selected Strategic Corporate Objectives)(1)

•	advancement of our hematology clinical & regulatory pipeline: REVLIMID® in multiple myeloma and lymphoma; POMALYST® in multiple myeloma;

•	advancement of our oncology clinical & regulatory pipeline: ABRAXANE® in pancreatic cancer and melanoma;

•	advancement of our immune & inflammation clinical & regulatory pipeline: apremilast in psoriatic arthritis, psoriasis and ankylosing spondylitis; and

•	clinical advancement of early stage product candidates.

(1)	Matters discussed in this proxy statement, including financial targets, may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. No forward-looking statement can be guaranteed. Risks and uncertainties include risks associated with current or pending research and development activities, actions by the U.S. Food and Drug Administration and other regulatory authorities, and those other factors detailed in our filings with the SEC.

Equity Compensation

Pursuant to the philosophy and approach described elsewhere in this proxy statement, for fiscal 2012, Radford recommended, and the Compensation Committee approved, the following equity awards for our NEOs:

Name	Stock Options(1)		RSUs(2)
Robert J. Hugin	190,500	(3)	32,000	(4)
Jacqualyn Fouse, Ph.D.	59,975	(5)(8)(9)	13,517	(7)(8)(9)
Mark J. Alles	54,975	(6)(8)(9)	15,602	(7)(8)(9)
Thomas O. Daniel, M.D.	48,725	(6)(8)(9)	13,517	(7)(8)(9)
Perry A. Karsen	48,725	(6)(8)(9)	13,517	(7)(8)(9)

(1)	Stock option awards are awarded in equal amounts on a quarterly basis and vest 25% per year over four years from the date of grant and have an exercise price equal to the fair market value of our Common Stock on the date of grant.

(2)	RSUs were granted on April 30, 2012 and are subject to three-year service-based cliff vesting.

(3)	Mr. Hugin was granted 45,000 stock options for the first quarter of fiscal 2012 and 48,500 stock options each quarter thereafter.

(4)	Mr. Hugin was granted 32,000 RSUs on April 30, 2012.

(5)	Ms. Fouse was granted 11,250 stock options for the first quarter of fiscal 2012 and 8,325 stock options each quarter thereafter.

(6)	Dr. Daniel and Messrs. Alles and Karsen were each granted 8,325 stock options on April 30, 2012 and 8,325 stock options each quarter thereafter.

(7)	Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen were granted 5,600 RSUs on April 30, 2012.

(8)	In February 2012 the Compensation Committee approved a one-time grant to Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen of 12,500 stock options and 4,167 RSUs to recognize their strong performance and contributions in fiscal 2011. The stock options have an exercise price of $73.92 and will vest in four equal annual installments commencing on March 1, 2013 subject to such NEOs continued employment, except in the event of death, permanent disability or termination as a result of a change in control, in which event vesting of stock options will accelerate. The RSUs will vest on March 1, 2015 subject to such NEOs continued employment, except in the event of death, permanent disability or termination as a result of a change in control, in which event vesting of stock options will accelerate.

(9)	In December 2012, the Compensation Committee approved a one-time grant to Mr. Alles of 17,500 stock options and 5,835 restricted stock units and 11,250 stock options and 3,750 restricted stock units to Ms. Fouse, Dr. Daniel and Mr. Karsen to recognize their strong performance and contributions in fiscal 2012. The stock options have an exercise price of $80.44 and will vest in four equal annual installments commencing on December 17, 2013, subject to the particular NEO’s continued employment through the respective vesting dates, except in the event of death, permanent disability or termination as a result of a change in control, in which event vesting of stock options will accelerate. The RSUs will vest on December 17, 2015, subject to the particular NEO’s continued employment through the respective vesting dates, except in the event of death, permanent disability or termination as a result of a change in control, in which event vesting of RSUs will accelerate.

LTIP Plan

During fiscal 2012, our eligible NEOs received an award for the 2009–2011 performance cycle, based on overall achievement under the plan of 171.0% of target, the details of which have been disclosed in other public filings. We have not disclosed the specific performance targets under the LTIP because these targets represent confidential business information that could place us at a competitive disadvantage by providing insight into our long-term performance and financial goals. Additionally, the LTIP is unique among our peers and as a result, we believe that disclosing the targets will give our competitors insight into the plan and thus an unfair advantage in potentially recruiting our leadership talent.

Our NEOs are also eligible to receive an award for each of the three separate three-year performance cycles that have not been completed (i.e., 2011–2013, 2012–2014, and 2013–2015). For our NEOs participating in the three current LTIP performance cycles, it is the intention of the Compensation Committee to settle in shares. If the LTIP settles in shares, such shares will be subject to a three-year trading restriction. Due to her September 27, 2010 date of hire, Ms. Fouse was not eligible to participate in either the 2009–2011 or the 2010–2012 LTIP and consequently did not receive any payouts for those performance cycles. Similarly, due to his rehire on July 12, 2010, Mr. Karsen was not eligible for participation in the 2009–2011 LTIP and consequently did not receive an LTIP payout in fiscal 2012. The targets under the LTIPs are expressed as a percentage of the NEO’s annual base salary at the time the LTIP was approved by the Compensation Committee, as follows:

2010–2012 Performance Period

The potential payouts, expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2010–2012 performance period are as follows:

Name	Threshold(1)	Target(2)	Maximum(3)
Robert J. Hugin	$390,000	$780,000	$1,560,000
Mark J. Alles	$90,000	$180,000	$360,000
Thomas O. Daniel, M.D.	$114,920	$229,840	$459,680
Perry A. Karsen	$206,164	$412,328	$824,656

(1)	The threshold payout is 50% of 2009 base salary for Mr. Hugin, 50% of 2010 prorated base salary for Mr. Karsen and 25% of 2009 base salary for Mr. Alles and Dr. Daniel.

(2)	The target payout is 100% of 2009 base salary for Mr. Hugin, 100% of 2010 prorated base salary for Mr. Karsen and 50% of 2009 base salary for Mr. Alles and Dr. Daniel.

(3)	The maximum payout is 200% of 2009 base salary for Mr. Hugin, 200% of 2010 prorated base salary for Mr. Karsen and 100% of 2009 base salary for Mr. Alles and Dr. Daniel.

2011–2013 Performance Period

The potential payouts (in either cash or shares, as determined by the Compensation Committee), expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2011–2013 performance period are as follows:

Name	Threshold(1)	Target(2)	Maximum(3)
Robert J. Hugin	$487,500	$1,218,750	$1,950,000
	8,238 shares	20,594 shares	32,950 shares
Jacqualyn A. Fouse, Ph.D.	$350,000	$700,000	$1,400,000
	5,914 shares	11,828 shares	23,657 shares
Mark J. Alles	$300,000	$600,000	$1,200,000
	5,069 shares	10,139 shares	20,277 shares
Thomas O. Daniel, M.D.	$300,000	$600,000	$1,200,000
	5,069 shares	10,139 shares	20,277 shares
Perry A. Karsen	$300,000	$600,000	$1,200,000
	5,069 shares	10,139 shares	20,277 shares

(1)	The threshold payout is 50% of 2010 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2011.

(2)	The target payout is 125% of 2010 base salary for Mr. Hugin and 100% of 2010 base salary for Ms. Fouse and Messrs. Alles and Karsen and Dr. Daniel. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2011.

(3)	The maximum payout is 200% of 2010 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2011.

2012–2014 Performance Period

The potential payouts (in either cash or shares, as determined by the Compensation Committee), expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2012–2014 performance period are as follows:

Name	Threshold(1)	Target(2)	Maximum(3)
Robert J. Hugin	$537,500	$1,343,750	$2,150,000
	8,433 shares	21,082 shares	33,731 shares
Jacqualyn A. Fouse, Ph.D.	$350,000	$700,000	$1,400,000
	5,491 shares	10,982 shares	21,964 shares
Mark J. Alles	$300,000	$600,000	$1,200,000
	4,707 shares	9,413 shares	18,826 shares
Thomas O. Daniel, M.D.	$300,000	$600,000	$1,200,000
	4,707 shares	9,413 shares	18,826 shares
Perry A. Karsen	$300,000	$600,000	$1,200,000
	4,707 shares	9,413 shares	18,826 shares

(1)	The threshold payout is 50% of 2011 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2012.

(2)	The target payout is 125% of 2011 base salary for Mr. Hugin and 100% for Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2012.

(3)	The maximum payout is 200% of 2011 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2012.

2013–2015 Performance Period

The potential payouts (in either cash or shares, as determined by the Compensation Committee), expressed as the NEO’s base salary multiplied by the applicable percentage (threshold, target or maximum), under the LTIP for the 2013–2015 performance period are as follows:

Name	Threshold(1)	Target(2)	Maximum(3)
Robert J. Hugin	$587,500	$1,468,750	$2,350,000
	7,444 shares	18,611 shares	29,777 shares
Jacqualyn A. Fouse, Ph.D.	$367,500	$735,000	$1,470,000
	4,657 shares	9,313 shares	18,626 shares
Mark J. Alles	$325,000	$650,000	$1,300,000
	4,118 shares	8,236 shares	16,472 shares
Thomas O. Daniel, M.D.	$315,000	$630,000	$1,260,000
	3,991 shares	7,983 shares	15,966 shares
Perry A. Karsen	$315,000	$630,000	$1,260,000
	3,991 shares	7,983 shares	15,966 shares

(1)	The threshold payout is 50% of 2012 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2013.

(2)	The target payout is 125% of 2012 base salary for Mr. Hugin and 100% for Dr. Daniel, Ms. Fouse and Messrs. Alles and Karsen. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2013.

(3)	The maximum payout is 200% of 2012 base salary for all of our NEOs. The share payment option is determined using the average closing price of our Common Stock for the 30 trading days immediately prior to the commencement of the measurement period which began on January 1, 2013.

At the conclusion of the 2010–2012 performance cycle, the Compensation Committee approved the performance in relation to the pre-established measures, consisting of three financial performance objectives: (1) non-GAAP diluted EPS target (weighting of 25%), (2) non-GAAP net income target (weighting of 25%), and (3) non-GAAP total revenue target (weighting of 50%). Based on our financial performance, the 2010–2012 LTIP payouts were made at the maximum of 200% of target for our NEOs.

Matching Contributions

Our 401(k) Plan is a tax-qualified retirement savings plan available to all of our eligible employees, including our NEOs. Under the 401(k) Plan, we make discretionary matching contributions to participants (including our NEOs) in the form of shares of our Common Stock to such participant’s plan account of up to 6% of their eligible earnings or the maximum permitted by law. For fiscal 2012, we made matching contributions to our NEOs under the 401(k) Plan as follows:

Name	Matching Contributions under the 401(k) Plan(1)
Robert J. Hugin	204.7141 shares of Common Stock (fair value of $16,064)
Jacqualyn A. Fouse, Ph.D.	204.7141 shares of Common Stock (fair value of $16,064)
Mark J. Alles	204.7141 shares of Common Stock (fair value of $16,064)
Thomas O. Daniel, M.D	204.7141 shares of Common Stock (fair value of $16,064)
Perry A. Karsen	204.7141 shares of Common Stock (fair value of $16,064)

(1)	The matching 401(k) Plan amounts reflect the fair value of the shares as of December 31, 2012 and are included in the Summary Compensation Table, column (i), which is included elsewhere in this proxy statement.

Employer Contributions to the Nonqualified Deferred Compensation Plan

For fiscal 2012, we made semi-monthly cash matching contributions to the Nonqualified Plan on behalf of Mr. Hugin in the amount of 15% of gross base salary earnings for an aggregate annual contribution of $173,750. Ms. Fouse, Messrs. Alles and Karsen and Dr. Daniel were not eligible to receive matching contributions under the Nonqualified Plan. For further discussion of the Nonqualified Plan, see “Additional Information Regarding Executive Officers — Nonqualified Deferred Compensation Table” elsewhere in this proxy statement.

Other Benefits

Each of the NEOs is eligible for medical, dental, vision, disability and life insurance coverage on the same terms as other employees. Our executive compensation program also includes limited perquisites and other benefits. Each of our NEOs is eligible for reimbursement of reasonable expenses incurred in obtaining professional tax and financial counseling up to a maximum of $15,000 annually. Under this benefit, in fiscal 2012, no reimbursements were made to our NEOs.

In addition, we provide an excess liability insurance policy to certain senior-level eligible employees. The premiums for such policies are taxable income for Mr. Hugin, Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen. For fiscal 2012, we made premium payments of $2,221 on behalf of each of our NEOs.

Mr. Hugin also received Company contributions to a health savings account in fiscal 2012 equal to $1,650 at the same rate as other employees who enroll in this plan. Attributed costs of the perquisites and other personal benefits described above for our NEOs for fiscal 2010, fiscal 2011 and fiscal 2012 are included in column (i) of the Summary Compensation Table.

Policy with respect to Compensation Deductibility

Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in our best interest. We reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate to do so under the circumstances.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

THE COMPENSATION COMMITTEE

Rodman L. Drake, Chairman
Michael D. Casey
James J. Loughlin

ADDITIONAL INFORMATION REGARDING EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are set forth in the table below along with their ages and positions. Each executive officer holds the offices set forth opposite his or her name until his or her successor is chosen and qualified at the regular meeting of the Board of Directors to be held on the date of the Annual Meeting.

Name	Age(1)	Position
Robert J. Hugin	58	Chief Executive Officer, President and Chairman of the Board
Jacqualyn A. Fouse, Ph.D.	52	Executive Vice President and Chief Financial Officer
Mark J. Alles	54	Executive Vice President and Global Head, Hematology and Oncology
Thomas O. Daniel, M.D.	59	Executive Vice President and President, Research and Early Development
Perry A. Karsen	58	Executive Vice President and Chief Operations Officer
Lawrence V. Stein	63	Executive Vice President, General Counsel and Corporate Secretary

(1)	As of June 12, 2013

Robert J. Hugin is our Chief Executive Officer, President and Chairman of the Board of Directors. See “Proposal One: Election of Directors — Nominees” for a discussion of Mr. Hugin’s business experience.

Jacqualyn A. Fouse, Ph.D. is our Executive Vice President and Chief Financial Officer, who joined the Company in September 2010 as Senior Vice President and Chief Financial Officer. Ms. Fouse assumed the role of Chief Accounting Officer on November 15, 2011 and became Executive Vice President and Chief Financial Officer on February 15, 2012. Prior to joining our Company, Ms. Fouse had served as Chief Financial Officer of Bunge Limited, a leading global agribusiness and food company (Bunge), since July 2007. Prior to joining Bunge, Ms. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy at Alcon Laboratories, Inc. since 2006, and as its Senior Vice President and Chief Financial Officer since 2002. Ms. Fouse served as Chief Financial Officer from 2001 to 2002 at Swissair Group. Previously, Ms. Fouse held a variety of senior finance positions at Alcon and its then majority owner Nestlé S.A. Ms. Fouse worked at Nestlé from 1993 to 2001, including serving as Group Treasurer of Nestlé from 1999 to 2001. Ms. Fouse worked at Alcon from 1986 to 1993 and held several positions, including Manager Corporate Investments and Domestic Finance. Earlier in her career, she worked at Celanese Chemical and LTV Aerospace and Defense. Ms. Fouse earned a B.A. and an M.A. in Economics and a Ph.D. in Finance from the University of Texas at Arlington. Ms. Fouse also serves as a member of the Board of Directors of Dick’s Sporting Goods, a NYSE-listed company, and Perrigo Company, a Nasdaq-listed company.

Mark J. Alles became Executive Vice President and Global Head of Hematology and Oncology in December 2012 following his promotion to Executive Vice President and Chief Commercial Officer on February 15, 2012. Mr. Alles joined us in April 2004 and served as Vice President, Global Marketing until March 2009 when he became President of the Americas Region. Responsibility for commercial operations in Japan and the Asia Pacific Region was added in July 2011. Mr. Alles previously served as Vice President for the U.S. Oncology Business Unit of Aventis Pharmaceuticals and in other commercial sales and marketing management roles over an 11-year period with Aventis. After earning his B.S. degree from Lock Haven University of Pennsylvania and serving as a Captain in the United States Marine Corps, Mr. Alles started his 25-year career in the pharmaceutical industry at Bayer and worked at Centocor before its acquisition by Johnson & Johnson. Mr. Alles currently serves as a Director for Gilda’s Club NYC, a not-for-profit organization helping people with cancer, and as a trustee of The Healthcare Institute of New Jersey.

Thomas O. Daniel, M.D. has been President, Research and Early Development since December 2006 and was appointed Executive Vice President and President, Research and Early Development, effective February 15, 2012. He served as the Chief Scientific Officer and Director at Ambrx Inc., a biotechnology company focused on discovering and developing protein-based therapeutics since September 2003. Dr. Daniel served as Vice President, Research at Amgen Inc., where he was Research Site Head of Amgen Washington and Therapeutic Area Head of Inflammation. Prior to Amgen’s acquisition of Immunex, Dr. Daniel served as Senior Vice President of Discovery Research. Dr. Daniel has been a member of the Therapeutic Advisory Board of aTyr Pharma, Inc. since March 1, 2011, is a director of Ferrumax and Epizyme, privately-held biotechnology companies. Dr. Daniel serves as a member of the Biomedical Science Advisory Board of Vanderbilt University Medical Center. A nephrologist and former academic investigator, Dr. Daniel was previously the K.M. Hakim Professor of Medicine and Cell Biology at Vanderbilt University, and Director of the Vanderbilt Center for Vascular Biology. He formerly conducted research in the Howard Hughes Medical Institute at UC San Francisco, earned an M.D. from the University of Texas, Southwestern, and completed medical residency at Massachusetts General Hospital.

Perry A. Karsen serves as Chief Operations Officer and has served in this capacity since July 2010. Mr. Karsen became Executive Vice President and Chief Operations Officer on February 15, 2012. Mr. Karsen is accountable for all operations functions, including information technology, corporate and business development, technical operations and our Cellular Therapeutics division. Mr. Karsen served as President and Chief Executive Officer at Pearl Therapeutics, a privately-held biotechnology company, from February 2009 until July 2010. From 2004 to 2009, Mr. Karsen was Senior Vice President and Head of Worldwide Business Development for us and was also responsible for emerging businesses as President, Asia/Pacific Region. Prior to his tenure with us, Mr. Karsen held executive positions at Human Genome Sciences, Bristol-Myers-Squibb, Genentech and Abbott Laboratories. In addition, Mr. Karsen served as a General Partner at Pequot Ventures. Mr. Karsen serves as a member of the Board of Directors of the Biotechnology Industry Organization (BIO); a member of the Board of Directors of BayBio; and a member of the Board of Directors for the Life Sciences Foundation. In addition, Mr. Karsen is a member of the Board of Directors of Agios Pharmaceuticals, a privately-held biotechnology company. Mr. Karsen has a Masters of Management degree from Northwestern University’s Kellogg Graduate School of Management, a Masters in Teaching of Biology from Duke University, and a B.S. in Biological Sciences from the University of Illinois, Urbana.

Lawrence V. Stein joined us as Executive Vice President, General Counsel and Corporate Secretary on November 26, 2012. Mr. Stein serves on our Management Committee. From March 2010 through March 2011, Mr. Stein served as Counsel to Reed Smith LLP. He joined the Wyeth’s legal team in 1997 and served as Senior Vice President and General Counsel from 2003 until its merger with Pfizer, Inc. in 2009. While at Wyeth, he served on the Board of Directors of Immunex Corporation and until December 2012 served on the Board of Trustees of the Wistar Institute. Prior to joining Wyeth, he was Senior Vice President, General Counsel and Secretary of Genetics Institute, Inc. Mr. Stein started his legal career with the law firm of Arnold & Porter where he specialized in the representation of pharmaceutical and medical device companies with respect to regulatory matters and product liability litigation. He received his J.D. from the University of Pennsylvania Law School, an A.B. from Columbia College and an M.A. from Cornell University.

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our NEOs for the fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Hugin	2012	$1,158,333	—	$2,333,760	$3,658,941	$3,229,303	—	$193,685	$10,574,022
Chief Executive Officer,	2011	$1,041,667	—	$1,793,400	$2,935,608	$2,968,698	—	$178,626	$8,917,999
President and Chairman of the Board(6)	2010	$889,375	—	$1,386,686	$2,332,222	$2,646,999	—	$149,551	$7,404,833

Jacqualyn A. Fouse, Ph.D.	2012	$729,167	—	$1,018,083	$1,178,617	$505,951	—	$18,285	$3,450,103
Executive Vice President	2011	$700,000	—	$466,284	$760,973	$589,225	—	$18,551	$2,535,033
and Chief Financial Officer	2010	$185,769	—	$958,650	$2,414,357	$506,621	—	$1,000,000	$5,065,397

Mark J. Alles	2012	$641,667	—	$1,185,800	$1,088,350	$770,988	—	$18,285	$3,705,090
Executive Vice President and Global Head, Hematology and Oncology

Thomas O. Daniel, M.D	2012	$625,000	—	$1,018,083	$957,823	$859,993	—	$97,685	$3,558,584
Executive Vice President and President, Research and Early Development

Perry A. Karsen	2012	$625,000	—	$1,018,083	$957,823	$1,224,969	—	$18,285	$3,844,160
Executive Vice President and Chief Operations Officer

(1)	No bonuses are reportable under column (d) but rather are included as non-equity incentive plan compensation under column (g).

(2)	The value of RSU awards in column (e) and stock options in column (f) equals the fair value at date of grant, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value is calculated in accordance with FASB ASC 718. Amounts reflected in columns (e) and (f) of the Summary Compensation Table include awards with time-based vesting. The assumption used in determining the grant date fair values of these RSU and option awards for their respective years are set forth in note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2012 filed with the SEC.

(3)	The amounts in column (g) reflect the aggregate cash awards to the NEOs under the fiscal 2012, fiscal 2011 and fiscal 2010 MIP and the 2010–2012, 2009–2011 and 2008–2010 performance cycles under the LTIP. The payouts of the cash compensation awards under the fiscal 2012 MIP and the 2010–2012 performance cycle under the LTIP were approved by the Compensation Committee on January 30, 2013 and paid shortly thereafter. The MIP and the LTIP are discussed in further detail under the heading “Key 2012 Compensation Actions and Program Highlights” and which, for purposes of this Summary Compensation Table, have been characterized as “Non-Equity Incentive Plan Compensation” under this column (g) rather than “Bonus” under column (d).

(4)	We do not have a pension plan for our NEOs. Under our Nonqualified Plan, there are no above-market or preferential earnings.

(5)	The amounts in column (i) reflect the following:

Name	Year	Value of Employer Contributions to the Nonqualified Plan*	Value of Matching Contributions To the 401(k) Plan in Shares of Common Stock**	Professional Tax and Financial Counseling	Excess Liability Insurance Premiums	Contributions to Health Savings Account	Other***	Total
Robert J. Hugin	2012	$173,750	$16,064	—	$2,221	$1,650	—	$193,685
	2011	$155,000	$16,685	—	$1,866	$1,600	$3,475	$178,626
	2010	$130,969	$15,116	—	$1,866	$1,600	—	$149,551

Jacqualyn A. Fouse, Ph.D	2012	—	$16,064	—	$2,221	—	—	$18,285
	2011	—	$16,685	—	$1,866	—	—	$18,551
	2010	$1,000,000	—	—	—	—	—	$1,000,000

Mark J. Alles	2012	—	$16,064	—	$2,221	—	—	$18,285

Thomas O. Daniel, M.D	2012	—	$16,064	—	$2,221	—	$79,400	$97,685

Perry A. Karsen	2012	—	$16,064	—	$2,221	—	—	$18,285

*	Reflects company matching contributions for Mr. Hugin and a one-time discretionary employer contribution on behalf of Ms. Fouse in 2010 in connection with compensation and benefit loss at her prior employer.

**	The value of the matching contributions to the 401(k) Plan is based on the number of shares of Common Stock multiplied by the closing price of our Common Stock on December 31 of the respective year.

***	With respect to Dr. Daniel, reflects Company-paid costs in the amount of $50,276 and a tax gross-up in the amount of $29,124 provided to Dr. Daniel in fiscal 2012 in conjunction with housing accommodations in New Jersey. With respect to Mr. Hugin, reflects the value of an honorarium given to a retired employee by Mr. Hugin that was paid for by the Company and that was included in Mr. Hugin’s compensation in fiscal 2011.

(6)	Mr. Hugin serves as a member of the Board of Directors but does not receive any compensation in such capacity.

Agreements with our Named Executive Officers

Employment Agreement with Mr. Hugin

Effective as of May 1, 2006, we entered into a new employment contract with Mr. Hugin, which was subsequently amended effective December 31, 2008 solely for the purpose of addressing the deferred compensation requirements under Section 409A of the Code, and effective on June 16, 2010 in connection with Mr. Hugin’s becoming Chief Executive Officer.

The employment agreement had an initial term of three years. Mr. Hugin’s employment agreement will automatically extend for successive one-year terms unless either we or Mr. Hugin provide written notice to the other, at least six months prior to the expiration of the then term, of such party’s intention to terminate his employment at the end of such term, unless terminated sooner as provided in Mr. Hugin’s employment agreement.

In connection with his amended employment agreement, effective June 16, 2010, Mr. Hugin’s base salary was increased to $975,000 and his MIP target bonus was increased to 120% of his base salary earnings. Under his employment agreement Mr. Hugin was eligible to earn an annual LTIP bonus with the threshold, target and maximum bonuses equal to 50%, 100% and 200% of base salary, respectively, for the three-year performance cycle 2009–2011, and, effective beginning with the 2011–2013 performance cycle of the LTIP, his target LTIP award increased to 125% of base salary.

By action of the Compensation Committee, in February 2010, Mr. Hugin’s annual option target grant was increased to 150,000 shares of Common Stock. In addition, Mr. Hugin’s amended employment agreement provided for an additional option to purchase 39,000 shares of Common Stock to be allocated over the remaining quarterly grant year commencing on June 16, 2010, and 6,500 RSUs which were granted to him on June 16, 2010. By action of the Compensation Committee, consistent with his employment agreement, in February 2011, Mr. Hugin’s base salary was increased by 10.3% to $1,075,000 (effective May 1, 2011), his MIP target was increased to 125% (for fiscal 2011) and his target equity award was adjusted as follows: an option to purchase 180,000 shares of Common Stock and 30,000 RSUs.

The following provisions which continue to apply to Mr. Hugin under his employment agreement:

•

Mr. Hugin is entitled reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling, up to a maximum of $15,000 annually, payment of excess liability insurance premiums, and participation in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to our employees.

•

If Mr. Hugin’s employment is terminated due to his disability or incapacitation or for any reason other than by us for “cause,” or due to his death, Mr. Hugin is entitled to receive a lump sum payment equal to Mr. Hugin’s then annual base salary, a pro rata share of Mr. Hugin’s annual target bonus (based on the assumption that all performance or other criteria had been met) and certain accrued benefits. Further, if Mr. Hugin’s employment is terminated by us without “cause” or because of disability or incapacitation or by Mr. Hugin for “good reason” at any time during the two-year period following a “change in control” or if Mr. Hugin’s employment is terminated by us without “cause” or by Mr. Hugin for “good reason” during the 90-day period prior to a “change in control,” Mr. Hugin is entitled to receive a lump sum payment equal to three times Mr. Hugin’s then annual base salary plus three times Mr. Hugin’s highest annual bonus paid within the three years prior to the change in control, certain accrued benefits, payment of health and welfare premiums for Mr. Hugin and his dependents for three years or, in certain instances, substitute arrangements on a similar tax basis and, upon the occurrence of a “change in control,” full and immediate vesting of all stock options and equity awards; provided that such payment will be reduced by any payment made to Mr. Hugin prior to the “change in control” on account of Mr. Hugin’s termination.

•

Mr. Hugin may also be entitled to receive a gross-up payment in certain circumstances if payments or benefits provided trigger an excise tax under Section 4999 of the Code, but only if the payments and benefits provided exceed 105% of the greatest amount that could be paid without triggering the excise tax. If the payments and benefits provided do not exceed 105% of the greatest amount that could be paid without triggering the excise tax, then the payments and benefits will be reduced to the greatest amount that could be paid without triggering the excise tax.

•

Mr. Hugin is subject to a non-competition provision which applies during the period he is employed by us and until the first anniversary of the date his employment terminates (or, if change in control payments and benefits are paid, generally the second anniversary of the later of the date his employment terminates or the change in control date). In addition, the employment agreement contains a patent/inventions provision and a perpetual confidentiality provision.

For purposes of Mr. Hugin’s employment agreement, “cause” generally means:

•	the conviction of a crime involving moral turpitude or a felony;

•	acts or omissions taken in bad faith and to the detriment of the Company; or

•	a breach of any material term of such agreement.

For purposes of Mr. Hugin’s employment agreement, “good reason” generally means, without Mr. Hugin’s consent:

•	the failure to elect or appoint Mr. Hugin to, or reelect or reappoint Mr. Hugin to, or removal of Mr. Hugin from, his position with the Company or as a member of the Board of Directors;

•	a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities normally attached to Mr. Hugin’s position;

•

a determination by Mr. Hugin made in good faith that, as a result of a change in control, he is unable effectively to carry out the authorities, powers, functions, duties or responsibilities attached to his position;

•	a breach by the Company of any material provision of the agreement;

•	a reduction in annual base salary;

•	a 50-mile or greater relocation of the Company’s principal office;

•

the failure of the Company to continue any health or welfare plan, employee benefit plan, pension plan, fringe benefit plan or compensation plan in which Mr. Hugin is participating immediately prior to a change in control, unless Mr. Hugin is provided substantially comparable benefits at no greater after-tax cost or the Company’s taking any action which adversely affects Mr. Hugin’s participation in or which reduces Mr. Hugin’s benefits under any such plan; or

•	the failure of a successor to assume the agreement.

For purposes of Mr. Hugin’s employment agreement, “change in control” generally means:

•	any person becomes the beneficial owner of Company securities which represent 30% of the total combined voting power of the Company’s then outstanding securities;

•	a merger, consolidation or other business combination of the Company;

•	the persons who are members of the Board of Directors cease to constitute at least a majority of the Board of Directors; or

•	the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets.

The definition of “change in control” that applies if Mr. Hugin is terminated by the Company without cause or by Mr. Hugin for good reason during the 90-day period prior to a “change in control” is the definition provided in the Treasury regulations under Section 409A of the Code, which eliminates, among other things, the approval by the Company’s stockholders of any plan of complete liquidation.

Letter Agreement with Ms. Fouse

On August 18, 2010, effective September 27, 2010, we entered into an employment letter agreement with Ms. Fouse. The letter agreement provides for an initial base salary of $700,000 and a target incentive under the MIP equal to 65% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200%). The letter agreement provided that Ms. Fouse would receive a one-time grant of options to purchase 125,000 shares of Common Stock and 16,500 RSUs and an annual grant of options to purchase 45,000 shares of Common Stock and 7,800 RSUs. The stock options are subject to service-based vesting over four years and the RSUs are subject to a three year service-based cliff vesting schedule. Ms. Fouse is entitled to participate in our Deferred Compensation Plan and she received a one-time cash contribution into her non-qualified deferred compensation account of $1,000,000 with a three-year ratable vesting schedule. Ms. Fouse also is entitled to reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling up to a maximum of $15,000 annually. The letter agreement also provides that Ms. Fouse is entitled to participate in our U.S. comprehensive health and welfare benefit programs. The letter agreement also provides that if Ms. Fouse’s employment is terminated by us for any reason other than for cause, she would be entitled to receive a lump sum payment equal to 12 months’ base salary and bonus plus continuation of benefits, less applicable taxes. Further, the letter agreement provides that in the event of a change in control Ms. Fouse would be entitled to receive a lump sum payment equal to 18 months’ base salary and bonus plus continuation of benefits, less applicable taxes, and that her unvested stock options and RSUs would become fully vested if her employment is terminated in connection with a change in control. If Ms. Fouse becomes entitled to any amounts subject to the excise tax under Code Section 280G, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Ms. Fouse. We do not have any separate change in control agreements or arrangements with Ms. Fouse.

Letter Agreement with Mr. Alles

During 2012, Mr. Alles was elevated to the roles of Executive Vice President and Chief Commercial Officer (and later in 2012 to Executive Vice President and Global Head, Hematology and Oncology) responsible for the commercial operations of the Company. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Mr. Alles. Under the amended terms, Mr. Alles is entitled to an annual base salary of $650,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). The amended terms also provide that Mr. Alles would receive on March 1, 2012 a one-time grant of options to purchase 12,500 shares of Common Stock and a grant of 4,167 RSUs, and a fiscal 2012 grant of options to purchase 33,300 shares of Common Stock and a grant of 5,600 RSUs. The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Mr. Alles is also entitled to participate in our Deferred Compensation Plan. If Mr. Alles’ employment is terminated by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary, less applicable taxes, and per the terms of the MIP, if his employment is terminated by us for reasons other than cause, he would be entitled to a prorated MIP bonus at target. The letter agreement also provides that Mr. Alles is entitled to participate in our employee benefit programs. We do not have any separate change in control agreements or arrangements with Mr. Alles.

Letter Agreement with Dr. Daniel

During 2012, Dr. Daniel was elevated to the roles of Executive Vice President and President, Research and Early Development. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Dr. Daniel. Under the amended terms, Dr. Daniel is entitled to an annual base salary of $630,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). The amended terms also provide that Dr. Daniel would receive on March 1, 2012 a one-time grant of options to purchase 12,500 shares of Common Stock and a grant of 4,167 RSUs, and a fiscal 2012 grant of options to purchase 33,300 shares of Common Stock and a grant of 5,600 RSUs. The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Dr. Daniel is also entitled to participate in our Deferred Compensation Plan. If Dr. Daniel’s employment is terminated by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and bonus, less applicable taxes. The letter agreement also provides that Dr. Daniel is entitled to participate in our employee benefit programs. We do not have any separate change in control agreements or arrangements with Dr. Daniel.

Letter Agreement with Mr. Karsen

During 2012, Mr. Karsen was elevated to the roles of Executive Vice President and Chief Operations Officer. Commensurate with that promotion, we amended the terms of an earlier employment letter agreement with Mr. Karsen. Under the amended terms, Mr. Karsen is entitled to an annual base salary of $630,000 and a target incentive under the MIP equal to 60% of eligible base salary earnings (as defined in the MIP) (up to a maximum of 200% of target). The amended terms also provide that Mr. Karsen would receive on March 1, 2012 a one-time grant of options to purchase 12,500 shares of Common Stock and a grant of 4,167 RSUs, and a 2012 grant of options to purchase 33,300 shares of Common Stock and a grant of 5,600 RSUs. The stock options are subject to service-based vesting over four years and the RSUs are subject to three-year service-based cliff vesting. Mr. Karsen is also entitled to participate in our Deferred Compensation Plan and, for the LTIP 2010–2012 performance cycle was entitled to a target of 100% of base salary with a maximum payout of 200% of base salary. If Mr. Karsen’s employment is terminated as a result of a change of control or by us for any reason other than for cause, he would be entitled to receive a lump sum payment equal to 12 months’ base salary and 12 months’ bonus at target plus continuation of benefits, less applicable taxes. In the event of a change of control under a modified economic cutback, if Mr. Karsen becomes entitled to any amounts subject to the excise tax under Code Section 280G, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Mr. Karsen. The letter agreement also provides that Mr. Karsen is entitled to participate in our employee benefit programs. We do not have any separate change in control agreements or arrangements with Mr. Karsen.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards granted to NEOs eligible to participate in fiscal 2012: (a) the name; (b) the grant date; (c), (d) and (e) the estimated potential/future payouts under: (1) our LTIP non-equity incentive plan awards, which consist of estimated future payouts under the LTIP for the fiscal 2012–2014 performance period granted in fiscal 2012 and payable after the three-year performance period if either the threshold, target or maximum goal is satisfied and (2) the target and maximum potential MIP payouts that could have been earned in fiscal 2012; (i) all stock awards, which consist of RSUs awarded to NEOs in fiscal 2012; (j) all stock option awards, which consist of the number of shares underlying stock options awarded to NEOs in fiscal 2012; (k) the exercise price of the stock option awards, which reflects the closing price of the shares of our Common Stock on the date of grant; and (l) the grant date fair value of each equity award, computed in accordance with FASB ASC 718. Columns (f), (g) and (h) relating to estimated future payouts under equity incentive plan awards have been omitted because no such awards have been granted for the periods presented.

Name	Grant Date		Comm Action(1)	Estimated Potential/Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Stock Awards Number of Shares of Stock or Units(4)	Awards Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Options Awards(6)
				Threshold	Target	Maximum
(a)	(b)			(c)	(d)	(e)	(i)	(j)	(k)	(l)
Robert J. Hugin	12/14/11	(2)		$537,500	$1,343,750	$2,150,000
	02/14/12	(3)		$0	$1,586,250	$3,172,500
	01/30/12		12/15/10					45,000	$72.72	$883,174
	04/30/12		02/14/12					48,500	$72.93	$899,374
	04/30/12		02/14/12				32,000	—	$72.93	$2,333,760
	07/30/12		02/14/12					48,500	$69.40	$942,142
	10/31/12		02/14/12					48,500	$73.35	$934,251

Jacqualyn A. Fouse, Ph.D.	12/14/11	(2)		$350,000	$700,000	$1,400,000
	02/14/12	(3)		$0	$477,750	$955,500
	01/30/12		12/15/10					11,250	$72.72	$220,794
	03/01/12		02/14/12					12,500	$73.92	$246,416
	03/01/12		02/14/12				4,167	—	$73.92	$308,025
	04/30/12		02/14/12					8,325	$72.93	$154,377
	04/30/12		02/14/12				5,600	—	$72.93	$408,408
	07/30/12		02/14/12					8,325	$69.40	$161,718
	10/31/12		02/14/12					8,325	$73.35	$160,364
	12/17/12		12/12/12					11,250	$80.44	$234,948
	12/17/12		12/12/12				3,750	—	$80.44	$301,650

Mark A. Alles	12/14/11	(2)		$300,000	$600,000	$1,200,000
	02/14/12	(3)		$0	$390,000	$780,000
	03/01/12		02/14/12					12,500	$73.92	$246,416
	03/01/12		02/14/12				4,167	—	$73.92	$308,025
	04/30/12		02/14/12					8,325	$72.93	$154,377
	04/30/12		02/14/12				5,600	—	$72.93	$408,408
	07/30/12		02/14/12					8,325	$69.40	$161,718
	10/31/12		02/14/12					8,325	$73.35	$160,364
	12/17/12		12/12/12					17,500	$80.44	$365,475
	12/17/12		12/12/12				5,835	—	$80.44	$469,367

Thomas O. Daniel, M.D.	12/14/11	(2)		$300,000	$600,000	$1,200,000
	02/14/12	(3)		$0	$378,000	$756,000
	03/01/12		02/14/12					12,500	$73.92	$246,416
	03/01/12		02/14/12				4,167	—	$73.92	$308,025
	04/30/12		02/14/12					8,325	$72.93	$154,377
	04/30/12		02/14/12				5,600	—	$72.93	$408,408
	07/30/12		02/14/12					8,325	$69.40	$161,718
	10/31/12		02/14/12					8,325	$73.35	$160,364
	12/17/12		12/12/12					11,250	$80.44	$234,948
	12/17/12		12/12/12				3,750	—	$80.44	$301,650

Perry A. Karsen	12/14/11	(2)		$300,000	$600,000	$1,200,000
	02/14/12	(3)		$0	$378,000	$756,000
	03/01/12		02/14/12					12,500	$73.92	$246,416
	03/01/12		02/14/12				4,167	—	$73.92	$308,025
	04/30/12		02/14/12					8,325	$72.93	$154,377
	04/30/12		02/14/12				5,600	—	$72.93	$408,408
	07/30/12		02/14/12					8,325	$69.40	$161,718
	10/31/12		02/14/12					8,325	$73.35	$160,364
	12/17/12		12/12/12					11,250	$80.44	$234,948
	12/17/12		12/12/12				3,750	—	$80.44	$301,650

(1)	“Comm Action” refers to the date the Compensation Committee voted to approve the fiscal 2012 stock option and RSU grants listed in column (b) with respect to stock options and RSUs granted under the 2008 Stock Incentive Plan.

(2)	The amounts reflected in columns (c), (d) and (e) represent the estimated target range of the future payout for the LTIP for each NEO, which was established by the Compensation Committee on December 14, 2011. These amounts may be earned after completion of the 2012–2014 LTIP performance cycle, due to the NEO’s status as an eligible participant in 2012 if the threshold, target or maximum goals are satisfied for at least one performance measure. The potential payouts are performance-driven and therefore completely at risk. Awards under the 2012–2014 cycle are payable in cash or shares at the discretion of the Compensation Committee. For additional information regarding LTIP awards, see “Key 2012 Compensation Actions and Program Highlights — LTIP Plan” under the “Compensation Discussion and Analysis.” See footnote 3 to the Summary Compensation Table for the actual amounts that were approved by the Compensation Committee on January 30, 2013 and paid to the NEOs shortly thereafter under the 2010–2012 LTIP performance cycle. The maximum LTIP is 200% of the NEO’s individual annual base salary for Mr. Hugin and 200% of target for each of Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen.

(3)	The amounts reflected in columns (c), (d) and (e) include the potential target and maximum payouts of the awards granted in fiscal 2012 to each NEO under the MIP, which were established by the Compensation Committee on February 14, 2012. See “Key 2012 Compensation Actions and Program Highlights — Annual Bonus (MIP) Payout for Fiscal 2012” under the heading “Compensation Discussion and Analysis” for more information regarding the bonus targets under the MIP. See footnote 3 to the Summary Compensation Table for the actual amounts that were approved by the Compensation Committee on January 30, 2013 and paid to the NEO shortly thereafter under the MIP. The maximum MIP for each of our NEOs is 200% of the annual bonus target.

(4)	All stock options and RSUs granted in fiscal 2012 were granted pursuant to our 2008 Stock Incentive Plan. All options were granted at the fair market value of Common Stock on the effective date of grant. All RSUs vest in full on the third anniversary of the grant date.

(5)	This column reflects the closing price of the shares of our Common Stock on the date of the grant, which equals the exercise price for the stock options granted and the grant date fair value per share of RSUs granted.

(6)	This column reflects the full grant date fair value of stock options and RSUs computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, granted to the NEO in fiscal 2012. The actual value, if any, that a NEO may realize upon exercise of stock options will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a NEO will be at or near the value computed in accordance with FASB ASC 718. The assumptions used in determining the grant date fair values of these awards are set forth in note 14 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for fiscal 2012 filed with the SEC.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

The following tables provide information on holdings of stock options and stock awards as of December 31, 2012, by our Named Executive Officers. Each equity grant is shown separately for each NEO. For additional information about the option awards, see “Compensation Discussion and Analysis — Equity Grants under our 2008 Stock Incentive Plan” elsewhere in this proxy statement.

Robert J. Hugin

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Hugin						16,700	$1,310,449
						32,000	$2,511,040
						30,000	$2,354,100
						6,500	$510,055
	30,000	—		$73.55	10/09/2017
	—	48,500		$73.35	10/31/2022
	—	48,500		$72.93	04/30/2022
	—	1,375		$72.72	01/30/2022
	—	43,625		$72.72	01/30/2022
	22,500	—		$71.82	07/08/2018
	7,500	—		$71.82	07/08/2018
	—	48,500		$69.40	07/30/2022
	11,250	33,750		$64.83	10/31/2021
	30,000	—		$62.42	04/08/2018
	12,500	12,500		$61.48	04/13/2020
	11,250	33,750		$59.78	05/02/2021
	7,897	—		$59.01	07/06/2014
	1,694	—		$59.01	06/10/2013
	1,694	—		$59.01	01/21/2014
	30,000	—		$58.53	07/10/2017
	11,250	33,750		$58.47	08/01/2021
	30,000	—		$58.04	04/10/2017
	19,000	19,000		$57.88	10/12/2020
	22,500	—		$57.80	10/14/2018
	7,500	—		$57.80	10/14/2018
	—	1,754		$56.99	01/12/2020
	12,500	10,746		$56.99	01/12/2020
	11,354	—		$54.85	01/09/2017
	3,646	—		$54.85	01/09/2017
	18,750	6,250		$54.55	10/13/2019
	19,000	19,000		$52.34	07/13/2020
	—	1,940		$51.53	01/31/2021
	9,500	26,560		$51.53	01/31/2021
	—	1,985		$50.36	01/13/2019
	22,500	5,515		$50.36	01/13/2019
	2,015	—		$49.61	01/08/2018
	27,985	—		$49.61	01/08/2018
	18,750	6,250		$46.02	07/14/2019
	24,249	—		$42.39	09/15/2013
	24,213	—		$42.39	12/15/2013
	68,716	—		$42.39	01/21/2014
	25,168	—		$42.39	04/06/2014
	17,139	—		$42.39	07/06/2014
	18,750	—		$39.01	04/14/2019

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	—	6,250		$39.01	04/14/2019
	120,000	—		$35.67	12/29/2015
	120,000	—		$34.05	12/29/2015
	20,000	—		$26.74	10/04/2015
	47,934	—		$25.68	06/10/2013
	184,134	—		$25.68	06/10/2013
	25,958	—		$25.68	01/21/2014
	20,000	—		$20.61	07/05/2015
	20,000	—		$17.12	04/05/2015
	40,000	—		$15.49	10/05/2014
	72,200	—		$14.25	02/15/2015
	5,000	—		$12.59	01/04/2015

Jacqualyn A. Fouse, Ph.D.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jacqualyn A. Fouse						16,500	$1,294,755
						7,800	$612,066
						4,167	$326,984
						5,600	$439,432
						3,750	$294,263
	—	11,250		$80.44	12/17/2022
	—	12,500		$73.92	03/01/2022
	—	8,325		$73.35	10/31/2022
	—	8,325		$72.93	04/30/2022
	—	1,375		$72.72	01/30/2022
	—	9,875		$72.72	01/30/2022
	—	8,325		$69.40	07/30/2022
	2,812	8,438		$64.83	10/31/2021
	2,812	8,438		$59.78	05/02/2021
	2,812	8,438		$58.47	08/01/2021
	3,442	3,442		$58.10	10/01/2020
	59,058	59,058		$58.10	10/01/2020
	5,624	5,626		$57.88	10/12/2020
	—	1,940		$51.53	01/31/2021
	2,812	6,498		$51.53	01/31/2021

Mark J. Alles

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark J. Alles						4,583	$359,628
						10,000	$784,700
						7,777	$610,261
						4,167	$326,984
						5,600	$439,432
						5,835	$457,872
	—	17,500		$80.44	12/17/2022
	—	2,105		$73.92	03/01/2022
	—	10,395		$73.92	03/01/2022
	4,875	—		$73.55	10/09/2017
	—	8,325		$73.35	10/31/2022
	—	8,325		$72.93	04/30/2022
	5,000	—		$71.82	07/08/2018
	7,500	—		$70.63	09/21/2017
	—	8,325		$69.40	07/30/2022
	633	—		$62.42	04/08/2018
	2,392	—		$62.42	04/08/2018
	7,500	—		$62.35	11/23/2017
	—	564		$61.48	04/13/2020
	1,718	1,155		$61.48	04/13/2020
	23,333	23,334		$59.50	12/27/2020
	3,657	—		$58.53	07/10/2017
	2,264	—		$58.04	04/10/2017
	1,393	—		$58.04	04/10/2017
	1,718	1,720		$57.88	10/12/2020
	5,000	—		$57.80	10/14/2018
	—	1,146		$56.99	01/12/2020
	2,292	1,146		$56.99	01/12/2020
	558	—		$54.85	01/09/2017
	1,317	—		$54.85	01/09/2017
	3,437	1,146		$54.55	10/13/2019
	1,718	1,719		$52.34	07/13/2020
	—	860		$51.53	01/31/2021
	859	1,719		$51.53	01/31/2021
	—	1,250		$50.36	01/13/2019
	2,500	—		$50.36	01/13/2019
	1,219	—		$49.61	01/08/2018
	1,219	—		$49.61	01/08/2018
	3,437	1,146		$46.02	07/14/2019
	2,292	1,146		$39.01	04/14/2019
	—	963		$38.47	04/01/2019
	12,500	5,287		$38.47	04/01/2019

Perry A. Karsen

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Perry A. Karsen						25,000	$1,961,750
						10,000	$784,700
						7,777	$610,261
						4,167	$326,984
						5,600	$439,432
						3,750	$294,263
	—	8,437		$80.44	12/17/2022
	—	2,813		$80.44	12/17/2022
	—	45		$73.92	03/01/2022
	—	9,330		$73.92	03/01/2022
	—	1,352		$73.92	03/01/2022
	—	1,773		$73.92	03/01/2022
	—	6,243		$73.35	10/31/2022
	—	2,082		$73.35	10/31/2022
	—	2,082		$72.93	04/30/2022
	—	6,243		$72.93	04/30/2022
	—	2,082		$69.40	07/30/2022
	—	6,243		$69.40	07/30/2022
	23,333	11,667		$59.50	12/27/2020
	—	11,667		$59.50	12/27/2020
	3,550	1,775		$56.32	08/02/2020
	46,450	23,225		$56.32	08/02/2020
	—	1,775		$56.32	08/02/2020
	—	23,225		$56.32	08/02/2020
	1,875	3,750		$51.53	01/31/2021
	—	1,875		$51.53	01/31/2021

Thomas O. Daniel, M.D.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas O. Daniel						4,583	$359,628
						7,777	$610,261
						4,167	$326,984
						5,600	$439,432
						3,750	$294,263
	—	8,437		$80.44	12/17/2022
	—	2,813		$80.44	12/17/2022
	—	753		$73.92	03/01/2022
	—	8,622		$73.92	03/01/2022
	—	1,352		$73.92	03/01/2022
	—	1,773		$73.92	03/01/2022
	7,500	—		$73.55	10/09/2017
	—	6,243		$73.35	10/31/2022
	—	2,082		$73.35	10/31/2022
	—	2,082		$72.93	04/30/2022
	—	6,243		$72.93	04/30/2022
	5,500	—		$71.82	07/08/2018
	—	2,082		$69.40	07/30/2022
	—	6,243		$69.40	07/30/2022
	25,000	—		$66.59	09/06/2017
	111	—		$62.42	04/08/2018
	5,389	—		$62.42	04/08/2018
	—	564		$61.48	04/13/2020
	1,718	1,155		$61.48	04/13/2020
	25,000	—		$60.67	06/06/2017
	23,333	11,667		$59.50	12/27/2020
	—	11,667		$59.50	12/27/2020
	7,500	—		$58.53	07/10/2017
	459	—		$58.04	04/10/2017
	5,166	—		$58.04	04/10/2017
	1,718	1,720		$57.88	10/12/2020
	5,500	—		$57.80	10/14/2018
	—	1,146		$56.99	01/12/2020
	2,292	1,146		$56.99	01/12/2020
	1,823	—		$54.85	01/09/2017
	3,437	1,146		$54.55	10/13/2019
	1,718	1,719		$52.34	07/13/2020
	859	1,719		$51.53	01/31/2021
	—	860		$51.53	01/31/2021
	—	1,376		$50.36	01/13/2019
	2,749	—		$50.36	01/13/2019
	1,878	—		$49.61	01/08/2018
	1,874	—		$49.61	01/08/2018
	3,437	1,146		$46.02	07/14/2019
	—	788		$39.01	04/14/2019
	3,437	358		$39.01	04/14/2019

(1)	Represents vested options under the 1992 Long-Term Incentive Plan and the 2008 Stock Incentive Plan.

(2)

Pursuant to the 2008 Stock Incentive Plan, options granted to employees (including the NEOs) are immediately exercisable. The shares of Common Stock acquired upon exercise would be subject to the same vesting schedule as the underlying options (i.e., in four equal annual installments beginning on the first anniversary of the grant date).

(3)	Pursuant to the 2008 Stock Incentive Plan, RSUs granted to the NEOs vest in full on the third anniversary of the grant date.

(4)	Represents the number of unvested RSUs multiplied by the closing price of the shares on December 31, 2012.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2)
(a)	(b)	(c)	(d)	(e)
Robert J. Hugin	20,172	$1,096,449	16,872	$1,321,423
Jacqualyn A. Fouse, Ph.D.	—	—	205	$16,064
Mark J. Alles	—	—	3,261	$255,410
Thomas O. Daniel, M.D.	—	—	3,261	$255,410
Perry A. Karsen	—	—	205	$16,064

(1)	Stock options granted under the 2008 Stock Incentive Plan vest in four equal annual installments beginning on the first anniversary of the grant date. The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(2)	Value realized on vesting represents (i) the number of RSUs that vested during fiscal 2012 multiplied by the market price of our Common Stock on the respective vesting dates plus (ii) the number of shares acquired on vesting with respect to the Company’s matching contribution to the 401(k) Plan multiplied by the closing price of our Common Stock on December 31, 2012.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)	Aggregate Earnings In Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(4)
(a)	(b)	(c)	(d)	(e)	(f)
Robert J. Hugin	$1,016,849	$173,750	$187,897	$—	$6,218,692
Jacqualyn A. Fouse, Ph.D.(5)	$799,431	$—	$280,432	$—	$2,236,788
Mark J. Alles	$—	$—	$—	$—	$—
Thomas O. Daniel, M.D.	$414,153	$—	$122,994	$(34,774)	$1,380,927
Perry A. Karsen	$—	$—	$—	$—	$—

(1)	The amounts reported in column (b) reflect deferrals under the Nonqualified Plan of base salary and/or bonus earned by and paid to the applicable NEO in fiscal 2012. A portion of the amounts reported as salary and/or bonus in the Summary Compensation Table, column (c) and/or (g), respectively, were deferred by Mr. Hugin, Ms. Fouse and Dr. Daniel in fiscal 2012 as follows: with respect to Mr. Hugin $173,750 of salary and $843,099 of bonus; with respect to Ms. Fouse $218,750 salary and $580,681 of bonus; and with respect to Dr. Daniel $225,198 of bonus and $188,955 of his 2009–2011 LTIP payment.

(2)	The amounts reported in column (c) for the applicable NEOs are also reported and included within “all other compensation” in the “Summary Compensation Table,” column (i).

(3)	None of the amounts reported in column (d) for the applicable NEOs is reported as compensation in the “Summary Compensation Table.”

(4)	The amounts reported in column (f) for the applicable NEOs include previously earned, but deferred, salary and bonus and the value of Company matching contributions that were reported in our Summary Compensation Table in previous years as follows: (i) $1,073,000 in fiscal 2011 and $599,325 in fiscal 2010 with respect to Mr. Hugin; (ii)$210,000 in fiscal 2011 and $1,026,050 in fiscal 2010 with respect to Ms. Fouse. The total in this column reflects the cumulative value of each NEO’s deferrals, Company matching contributions and investment experience. The amounts reported in column (f) above are also disclosed as “Nonqualified Plan” payments in the tables included in the section entitled, “Potential Payments Upon Termination or Change in Control” for each applicable NEO.

(5)	In 2010, Ms. Fouse received a one-time company contribution of $1,000,000 into her deferred compensation account for compensation and benefit loss at her prior employer as per her offer letter. This one-time Company contribution will vest ratably over three years.

The Nonqualified Plan is an unfunded nonqualified deferred compensation plan to which our U.S. NEOs may elect to defer up to 90% of their base salary and up to 100% of other types of compensation (i.e., LTIP awards, MIP awards, and retention and new hire deferred bonuses). Generally, a deferral election must be made no later than December 31 of the previous year, and is irrevocable. Deferrals with respect to salary are deducted from the participant’s salary in equal installments for the period of January 1 to December 31 of each year. These deferral elections are for the salary earned by the participant for the particular salary pay period during that year, which would otherwise be payable to the participant in such pay period. The election to defer salary under the Nonqualified Plan is in addition to any deferral election made by the participant under our 401(k) Plan. Deferrals for performance-based annual bonuses are for those bonuses earned during the year in question, which are payable the following year. The performance-based annual bonus deferral elections may be modified or revoked before June 30 of the year in question.

The Nonqualified Plan authorizes us to make matching contributions at our sole discretion. Currently, the Nonqualified Plan provides for matching contributions up to a maximum of 15% of gross base salary earnings of Mr. Hugin, provided he is actively enrolled in the Plan. The participant is 100% vested at all times in his or her deferred cash account, and matching contributions vest in accordance with the vesting schedule specified by the Compensation Committee at the time the contribution is made.

The Nonqualified Plan credits gains and losses to deferral amounts based upon “deemed” investments in mutual funds investing in equity instruments or debt securities chosen by each participant (which the participant may change at any time) from a “menu” of fund options provided by us. The investment returns credited to participants’ accounts in the Nonqualified Plan correspond to actual returns of the chosen funds. The performance of the mutual funds fluctuates with the conditions of the capital markets and the economy generally, and is affected by prevailing interest rates and credit risks. The investment options under the Nonqualified Plan include:

Fund	2012 Rate of Return
Celgene 30 Year Treasury + 100 bpts	3.93%
Celgene Prime	3.24%
T. Rowe Price Retirement 2010	12.44%
T. Rowe Price Retirement 2020	15.01%
T. Rowe Price Retirement 2030	16.82%
T. Rowe Price Retirement 2040	17.29%
Fidelity Retirement Money Market Portfolio	0.01%
Federated Capital Preservation	1.41%
BlackRock Intermediate Bond Portfolio	7.39%
BlackRock High Yield Bond Portfolio	17.12%
American Funds Balanced	14.51%
American Century Equity Income	11.57%
MFS Value	16.44%
Federated Max-Cap Index	15.31%
Janus Advisor Forty	24.15%
Invesco Mid Cap Core Equity	10.38%
Fidelity Advisor Mid Cap	14.67%
American Century Small Cap Value	16.84%
Royce Premier	11.14%
Invesco Small Cap Growth	18.35%
American Funds EuroPacific Growth	19.57%

The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. A distribution is made upon a participant’s separation from service with us, his or her “retirement” (i.e., a participant’s attainment of age 55), a date specified by the participant in his or her compensation deferral agreement, the death of a participant (in such a case, to the designated beneficiary) or a “change in control.” Distributions upon a separation from service may be made in a lump sum or in annual installments of two to 15 years, as elected by the participant. A participant may elect to receive up to three “in-service” distribution dates in a lump sum or two to five annual installments. Payments made on a participant’s separation from service will begin on the first day of the seventh month following the date of separation from service. If a participant dies before installment payments have commenced, a lump sum will be distributed to the participant’s beneficiary as soon as administratively feasible thereafter, to the extent no adverse tax consequences are triggered under Section 409A of the Code. If a participant dies after the date distributions have commenced, then installment payments shall continue to be distributed to such participant’s beneficiary in accordance with the participant’s election. Loans are not permitted under the Nonqualified Plan, although distributions are permitted in the case of certain emergencies.

The Nonqualified Plan is intended to provide participants with a tax deferral opportunity for compensation paid by us. The deferred amounts are not subject to income tax or income tax withholding when earned and deferred, but are fully taxable (and withheld appropriately) when distributed.

Potential Payments upon Termination or Change in Control

The following tables summarize the value of the termination payments and benefits that Mr. Hugin, Ms. Fouse, Dr. Daniel and Messrs. Alles and Karsen would have received if they had terminated employment or if a change in control of the Company occurred on December 31, 2012 under the circumstances shown. For further description of the employment agreements governing these payments, see “Additional Information Regarding Executive Officers — Agreements with our Named Executive Officers.” The tables exclude (i) amounts accrued through December 31, 2012 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for fiscal 2012, (ii) vested account balances under our 401(k) Plan that is generally available to all of our employees and (iii) any post-employment benefit that is available to all of our salaried employees and does not discriminate in favor of the NEOs.

Robert J. Hugin

Benefit	Retirement		Death		Disability		Termination by Company without cause		Termination in Connection with a Change in Control
(a)	(b)		(c)		(d)		(e)		(f)
Cash Severance	$—		$2,761,250	(1)	$2,761,250	(1)	$2,761,250	(1)	$8,583,594	(2)(3)
Acceleration of Stock Options and RSUs	$12,613,544	(4)	$12,613,544	(4)	$12,613,544	(4)	—		$12,613,544	(4)
MIP Payment	$1,669,303	(5)	$1,669,303	(5)	$1,669,303	(5)	$1,669,303	(5)	$1,669,303	(5)
LTIP Payment	$2,820,417	(6)	$2,820,417	(6)	$2,820,417	(6)	—		$4,122,500	(7)
Nonqualified Plan	$6,218,692	(8)	$6,218,692	(8)	$6,218,692	(8)	$6,218,692	(8)	$6,218,692	(8)
Health & Welfare Benefits	$—		$—		$—		$—		$369,997	(9)
280G Tax Gross-Up	$—		$—		$—		$—		$—

TOTAL	$23,321,956		$26,083,206		$26,083,206		$10,649,245		$33,577,630

(1)	Executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary and a pro rata share of the executive’s annual MIP target bonus (based on the assumption that all performance or other criteria had been met) which equals the total MIP award, assuming the executive’s termination of employment on December 31, 2012.

(2)	Executive is entitled to receive the payments and benefits set forth in this section if his employment is terminated: (i) by us without cause, by the executive for good reason or due to the executive’s disability within two years following a change in control or (ii) by us without cause or by the executive for good reason within 90 days prior to a change in control.

(3)	Executive is entitled to receive a lump sum payment equal to three times the executive’s then annual base salary plus three times the executive’s highest annual MIP bonus paid within the three years prior to the change in control.

(4)	Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2012. In connection with a change in control, stock options and RSUs will become fully vested without regard to whether there is a termination of employment. For this purpose, “retirement” generally means termination of the executive by us without cause on or after the executive’s attainment of age 55, except with respect to stock options granted after June 18, 2002, “retirement” generally means the executive’s voluntary resignation on or after the executive’s attainment of age 55 and the completion of five years of service.

(5)	The MIP provides for a pro rata award payable on the executive’s retirement. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2012.

(6)	The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2012.

(7)	Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2012.

(8)	The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Mr. Hugin in the form of payroll deductions and matching company contributions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

(9)	Executive is entitled to payment of health and welfare premiums on a tax grossed-up basis for the executive and his dependents for three years where the first 18 months are continuation of coverage under COBRA.

Jacqualyn A. Fouse, Ph.D.

Benefit	Retirement		Death		Disability		Termination by Company without cause		Termination in Connection with a Change in Control
(a)	(b)		(c)		(d)		(e)		(f)
Cash Severance	$—		—		—		$1,224,071	(1)	$1,836,107	(2)
Acceleration of Stock Options and RSUs	$—		$1,630,348	(3)	$1,630,348	(3)	—		$5,311,159	(3)
MIP Payment	$—	(4)	$505,951	(4)	$505,951	(4)	$505,951	(4)	$505,951	(4)
LTIP Payment	$700,000	(5)	$700,000	(5)	$700,000	(5)	—		$1,400,000	(6)
Nonqualified Plan	$1,903,455	(7)	$1,903,455	(7)	$1,903,455	(7)	$1,903,455	(7)	$2,236,788	(7)
280G Cut-Back	$—		—		—		—		—	(8)

TOTAL	$2,603,455		$4,739,754		$4,739,754		$3,633,477		$11,290,005

(1)	Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary, and the executive’s annual MIP target bonus (based on the assumption that all performance or other criteria had been met); and (ii) 12 months of continued benefits.

(2)	Executive is entitled to receive 1.5 times the payments and benefits set forth in footnote (1) if her employment is terminated by the Company for any reason on or following a change in control. This amount is calculated based on the target bonus amount prorated for the number of days worked in the plan year.

(3)	Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2012. Ms. Fouse’s stock options and RSUs will become fully vested if her employment is terminated in connection with a change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(4)	The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2012. Ms. Fouse did not meet retirement eligibility.

(5)	The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2012.

(6)	Upon a change in control, the executive is entitled to her target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2012.

(7)	The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

(8)	If Ms. Fouse becomes entitled to any amounts subject to the excise tax under Code Section 280G, such amounts will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater payment amount to Ms. Fouse.

Mark J. Alles

Benefit	Retirement		Death		Disability		Termination by Company without cause		Termination in Connection with a Change in Control
(a)	(b)		(c)		(d)		(e)		(f)
Cash Severance	$—		$—		$—		$650,000	(1)	$650,000	(1)
Acceleration of Stock Options and RSUs	$—		$1,445,416	(2)	$1,445,416	(2)	—		$4,265,859	(2)
MIP Payment	$—	(3)	$410,988	(3)	$410,988	(3)	$410,988	(3)	$410,988	(3)
LTIP Payment	$960,000	(4)	$960,000	(4)	$960,000	(4)	—		$1,560,000	(5)

TOTAL	$960,000		$2,816,404		$2,816,404		$1,060,988		$6,886,847

(1)	Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary.

(2)	Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2012. Mr. Alles’ stock options and RSUs will become fully vested if his employment is terminated in connection with a change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)	The MIP provides for a pro rata award payable on the executive’s retirement, death, permanent disability, or involuntary termination without cause. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2012. Mr. Alles did not meet retirement eligibility.

(4)	The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2012.

(5)	Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2012.

Thomas O. Daniel, M.D.

Benefit	Retirement		Death		Disability		Termination by Company without cause		Termination in Connection with a Change in Control
(a)	(b)		(c)		(d)		(e)		(f)
Cash Severance	$—		—		—		$1,008,000	(1)	$1,008,000	(1)
Acceleration of Stock Options and RSUs	$—		$1,281,806	(2)	$1,281,806	(2)	—		$3,071,062	(2)
MIP Payment	$400,313	(3)	$400,313	(3)	$400,313	(3)	$400,313	(3)	$400,313	(3)
LTIP Payment	$1,059,680	(4)	$1,059,680	(4)	$1,059,680	(4)	—		$1,659,680	(5)
Nonqualified Plan	$1,380,927	(6)	$1,380,927	(6)	$1,380,927	(6)	$1,380,927	(6)	$1,380,927	(6)

TOTAL	$2,840,920		$4,122,726		$4,122,726		$2,789,240		$7,519,982

(1)	Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary plus target bonus.

(2)	Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2012. Dr. Daniel’s stock options and RSUs will become fully vested if his employment is terminated in connection with a change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)	The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2012.

(4)	The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2012.

(5)	Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2012.

(6)	The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this proxy statement.

Perry A. Karsen

Benefit	Retirement		Death		Disability		Termination by Company without cause		Termination in Connection with a Change in Control
(a)	(b)		(c)		(d)		(e)		(f)
Cash Severance	$—		—		—		$1,036,234	(1)	$1,036,234	(1)
Acceleration of Stock Options and RSUs	$—		$1,281,806	(2)	$1,281,806	(2)	—		$6,340,201	(2)
MIP Payment	$400,313	(3)	$400,313	(3)	$400,313	(3)	$400,313	(3)	$400,313	(3)
LTIP Payment	$1,424,656	(4)	$1,424,656	(4)	$1,424,656	(4)	—		$2,024,656	(5)

TOTAL	$1,824,969		$3,106,775		$3,106,775		$1,436,547		$9,801,404

(1)	Executive is entitled to receive (i) a lump sum payment equal to the executive’s then annual base salary plus target bonus and 12 months of COBRA medical benefits.

(2)	Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options and the fair market value of the shares underlying unvested RSUs as of December 31, 2012. Mr. Karsen’s stock options and RSUs will become fully vested if his employment is terminated in connection with a change in control. Additionally, grants issued after July 1, 2011 will become fully vested upon termination due to death or permanent disability.

(3)	The MIP provides for a pro rata award payable on the executive’s retirement, death or permanent disability. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2012.

(4)	The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2012.

(5)	Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2012.

DIRECTOR COMPENSATION

All members of the Board of Directors who are not our employees, or the Non-Employee Directors, currently receive an annual retainer of $75,000 per year, payable quarterly in arrears. In addition, all Non-Employee Directors are eligible to receive stock options and RSUs pursuant to the 2008 Stock Incentive Plan as amended and described below.

In addition, the independent Lead Director receives $35,000, the Chairman of the Audit Committee receives $30,000, the Chairman of the Compensation Committee receives $25,000 and the Chairman of the Nominating Committee receives $15,000 in annual cash compensation. Each member of the Audit Committee (other than the Chairman) receives $15,000, each member of the Compensation Committee (other than the Chairman) receives $12,500, each member of the Nominating Committee (other than the Chairman) receives $7,500 and each non-employee member of the Executive Committee receives $5,000 in annual cash compensation. Consistent with past practice of reviewing director cash and equity compensation every two years, the Compensation Committee received a report of peer board compensation prepared by Radford. Based upon a review of the Radford report (which addressed both individual director and aggregate board compensation levels), the Compensation Committee determined that the current levels and mix of cash and equity compensation payable to Board and committee members to be appropriate. The Compensation Committee did not recommend changes to director compensation in fiscal 2013 with the exception of increasing the non-employee director ownership guidelines to a 5x multiple. The Compensation Committee intends to review director compensation again later in fiscal 2013.

Under our 2008 Stock Incentive Plan, the Compensation Committee currently grants equity awards to Non-Employee Directors as follows:

•	upon initial election or appointment to the Board of Directors, a Non-Employee Director will be granted an award of a nonqualified stock option to purchase 20,000 shares of Common Stock; and

•

upon election as a continuing member of the Board of Directors, Non-Employee Directors will be granted, an award of a nonqualified stock option to purchase 9,300 shares of Common Stock and 3,100 RSUs, in each case, prorated for partial years. The foregoing split between stock options and RSUs is based on an even split between stock options and RSUs, using a three to one ratio of stock options to RSUs in calculating the number of RSUs.

Commencing in fiscal 2013, our Non-Employee Directors are subject to minimum stock ownership guidelines and must attain equity ownership (exclusive of unvested stock options and unvested RSUs) equal to five times current annual retainer amounts (i.e., $375,000 worth of Common Stock) no later than the date that is five years after becoming a Non-Employee Director. However, existing Non-Employee Directors must comply with this requirement by the later of (i) December 31, 2016 or (ii) the date that is five years after becoming a Non-Employee Director. In addition, existing Non-Employee Directors as of June 17, 2009 must attain equity ownership equal to three times the then annual retainer amounts (i.e., $180,000 worth of Common Stock) by the later of (i) June 17, 2014 or (ii) the date that is five years after becoming a Non-Employee Director; and existing Non-Employee Directors as of June 15, 2011 must attain equity ownership equal to four times the then annual retainer amounts (i.e., $300,000 worth of Common Stock) by the later of (i) June 15, 2016 or (ii) the date that is five years after becoming a Non-Employee Director.

Once established a Non-Employee Director’s target ownership will not re-adjust automatically as a result of changes in his or her annual cash retainer or changes in the price of our Common Stock. However, the Board of Directors or the Compensation Committee may, from time to time, re-evaluate and revise a particular Non-Employee Director’s target ownership in light of such changes. In determining whether a Non-Employee Director meets the guidelines, we consider owned shares and vested restricted or deferred stock units, but we do not consider stock options.

DIRECTOR COMPENSATION TABLE

As described more fully below, the following table summarizes the annual cash compensation for the Non-Employee Directors serving as members of our Board of Directors during fiscal 2012.

Name	Fees Earned or Paid in Cash	RSU Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Richard W. Barker, D.Phil	$90,000	$197,129	$561,423	—	—	—	$848,552
Michael D. Casey	$142,500	$197,129	$162,855	—	—	—	$502,484
Carrie Cox	$90,000	$197,129	$162,855	—	—	—	$449,984
Rodman L. Drake	$107,500	$197,129	$162,855	—	—	—	$467,484
Michael A. Friedman, M.D.	$82,500	$197,129	$162,855	—	—	—	$442,484
Gilla Kaplan, Ph.D.	$90,000	$197,129	$162,855	—	—	—	$449,984
James J. Loughlin	$117,500	$197,129	$162,855	—	—	—	$477,484
Ernest Mario, Ph.D.	$87,500	$197,129	$162,855	—	—	—	$447,484

(1)	The value of stock awards in column (c) and stock options in column (d) equals the fair value at date of grant, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value is calculated in accordance with FASB ASC 718. The assumption used in determining the grant date fair values of these awards are set forth in note 14 to our consolidated financial statements included in our Annual Report Form 10-K for fiscal 2012 filed with the SEC.

At December 31, 2012, the aggregate number of outstanding stock option awards held by each Non-Employee Director was: Dr. Barker — 29,300 shares; Mr. Casey — 203,141 shares; Ms. Cox — 49,750 shares; Mr. Drake — 104,641 shares; Dr. Friedman — 37,358 shares; Dr. Kaplan — 218,141 shares; Mr. Loughlin — 99,391 shares; and Dr. Mario — 79,058 shares.

At December 31, 2012, the aggregate number of outstanding RSUs held by each Non-Employee Director was: Dr. Barker — 3,100 RSUs; Mr. Casey — 5,852 RSUs; Ms. Cox — 5,509 RSUs; Mr. Drake — 5,852 RSUs; Dr. Friedman — 3,780 RSUs; Dr. Kaplan — 5,852 RSUs; Mr. Loughlin — 5,852 RSUs; and Dr. Mario — 5,852 RSUs.

(2)	We do not have a pension plan or a nonqualified deferred compensation plan for our Non-Employee Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes shares of our Common Stock to be issued upon exercise of options and warrants, the weighted-average exercise price of outstanding options and warrants and options available for future issuance pursuant to our equity compensation plans as of December 31, 2012:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	46,979,595	$58.38	19,524,592
Equity compensation plans not approved by security holders	100,777	$27.06	—

Total	47,080,372	$58.31	19,524,592

(1)	Amount includes 4,462,962 RSUs and 25,500 performance-based RSUs, issuable pursuant to our 2008 Stock Incentive Plan. These shares were excluded when calculating the weighted average exercise price of outstanding options, warrants and rights.

The Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan (the Qualified Plan) has not been approved by our stockholders. As a result of our acquisition of Anthrogenesis on December 31, 2002, we acquired the Qualified Plan and the Anthrogenesis Nonqualified Recruiting and Retention Stock Option Plan, or the Anthrogenesis Nonqualified Plan. No future awards will be granted under the Anthrogenesis Nonqualified Plan. The Qualified Plan authorizes the award of incentive stock options, which are stock options that qualify for special federal income tax treatment. The exercise price of any stock option granted under the Qualified Plan may not be less than the fair market value of Common Stock on the date of grant. In general, each option granted under the Qualified Plan vests evenly over a four-year period and expires ten years from the date of grant, subject to earlier expiration in case of termination of employment. The vesting period is subject to certain acceleration provisions if a change in control occurs. No award will be granted under the Qualified Plan on or after December 31, 2007.

In connection with our acquisition of Pharmion on March 7, 2008, we assumed the Pharmion Corporation 2000 Stock Incentive Plan and the outstanding, unvested stock options to purchase shares of Pharmion common stock granted thereunder. Such outstanding, unvested stock options were converted in the acquisition transaction into equivalent stock options to purchase shares of our Common Stock on the same general terms and conditions as the original awards. Since the acquisition date, no new awards have been or will be issued under the Pharmion Corporation 2000 Stock Incentive Plan.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the Nasdaq Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held eleven meetings in fiscal 2012. A copy of the charter is available on the Company’s website at www.celgene.com by choosing the “Investor Relations” link then clicking on the “Corporate Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the Internal Audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2012 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2012 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013.

Respectfully submitted,

THE AUDIT COMMITTEE

James J. Loughlin, Chairman

Richard W. Barker, D.Phil.

Carrie S. Cox

Gilla Kaplan, Ph.D.

PROPOSAL TWO:

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements and the effectiveness of our internal control over financial reporting for the current year. Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Principal Accountant Fees and Services

The following table summarizes fees payable for services provided to us by our independent registered public accounting firm, which were pre-approved by the Audit Committee, for fiscal 2011 and fiscal 2012.

	2011	2012
Audit Fees	$5,356,000	$5,502,000
Audit-Related Fees	$21,000	$23,000
Tax Fees	$2,750,000	$614,000
Other	—	—

Audit Fees:    include fees for professional services rendered for the audits of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company, quarterly reviews, statutory audits, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees:    include fees for audit-related services consisting of employee benefit plan audits.

Tax Fees:    include fees for tax services, including tax compliance, tax advice, tax planning and international tax planning services.

The proposal to ratify the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of Common Stock cast in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL TWO

PROPOSAL THREE:

Approval of the Amendment and Restatement of our 2008 Stock Incentive Plan

Our stockholders are being asked to approve the amendment and restatement of our 2008 Stock Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors and became effective on April 17, 2013, with certain provisions to be effective upon stockholder approval. The Plan includes the following key modifications, subject to and effective upon stockholder approval:

•

Adoption of an aggregate share reserve of 104,981,641 shares of our Common Stock. This number includes our current share reserve of 95,981,641 shares of our Common Stock and 9,000,000 additional new shares of our Common Stock.

•

Increase in the maximum payment to an eligible employee under a cash-based performance award from $4,000,000 to $6,000,000 (prorated if the performance period is less than three consecutive fiscal years).

•	Extension of the term of the Plan through April 17, 2023 (currently, the Plan is scheduled to expire after April 18, 2022).

The Plan also includes certain changes that became effective April 17, 2013 and do not require stockholder approval. These changes include: (i) a revision to the definition of “retirement” to include a “Rule of 65” (age plus years of service totaling at least 65) with a minimum of two years of service and (ii) clarifications to provisions relating to Section 409A of the Code relating to deferred compensation.

In addition to the foregoing, our stockholders are being asked to reapprove the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code. Otherwise, Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. If stockholders do not approve the Section 162(m) performance goals at the Annual Meeting, then awards granted under the Plan after the first stockholder’s meeting in 2017 will not qualify as exempt performance-based compensation under Code Section 162(m) unless such approval is obtained or stockholders approve other designated performance criteria at or prior to the first stockholders’ meeting in 2017. Notwithstanding the foregoing, awards of stock options and stock appreciation rights will continue to qualify as exempt performance-based compensation under Section 162(m) of the Code even if the stockholders do not approve the 162(m) performance goals at or prior to the first stockholders’ meeting in 2017.

We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the Plan, as amended and restated, effective upon and subject to stockholder approval of the Plan, as soon as practicable upon such stockholders’ approval of the Plan.

Background of the Proposal to Approve the Amendment and Restatement of the Plan

As of April 17, 2013, the closing price of shares of our Common Stock as reported on Nasdaq, was $121.34 per share. In addition, as of April 17, 2013, stock options outstanding and shares available for grant under all of our equity compensation plans are as follows:

Total
Stock options outstanding, all plans(1)	42,591,910
Full-value awards outstanding, all plans	3,791,425
Shares available for awards, all plans(2)	17,721,477

(1)	As of April 17, 2013, the range of the exercise prices of stock options outstanding under all of our equity compensation plans was $8.29 to $105.62, with a weighted-average exercise price of $60.80. The closing price of a share of our Common Stock on such date was $121.34. The weighted-average remaining contractual life of stock options outstanding under all of our equity compensation plans as of April 17, 2013 was 6.95 years.

(2)	Represents shares of our Common Stock reserved for issuance under all of our equity compensation plans as of April 17, 2013.

The Board of Directors believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and the benefit of our stockholders and that the proposed increase in the share reserve will provide an adequate reserve of shares of Common Stock under the Plan to allow us to compete successfully with other companies in attracting and retaining valuable employees.

The Board of Directors recommends that our stockholders approve the amendment and restatement of the Plan. If the requisite stockholder approval of the amendment and restatement of the Plan is not obtained, the provisions relating to the increase in the aggregate share reserve, the increase in the maximum payment under cash-based performance awards and the extension of the term of the Plan will not take effect. If such approval is not obtained, we may continue to grant awards under the Plan in accordance with the current share reserve, the current maximum payment under cash-based performance awards and the current term under the Plan in effect prior to its amendment and restatement. Finally, the Board of Directors also recommends that the stockholders of the Company reapprove the performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company after the first stockholders’ meeting in 2017 may qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Stockholders last approved the performance goals at the 2012 stockholders’ meeting and Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years.

The following is a brief summary of the principal provisions of the Plan, as amended and restated. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, as amended and restated. A copy of the Plan, as amended and restated, is annexed to this proxy statement as Appendix B.

Summary of the Plan (as amended and restated)

Purpose; Eligibility.    The purpose of the Plan is to enable us and our affiliates to attract, retain and motivate key employees and Non-Employee Directors who are important to our success and growth, and to strengthen the mutuality of interests between such individuals and our stockholders by granting such individuals stock-based incentives and other equity interests in us.

Administration.    The Plan is administered by the Compensation Committee or such other committee or subcommittee appointed from time to time by the Board of Directors (referred to as the “Committee”), which is intended to consist of two or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and the rules of the Financial Industry Regulatory Authority, a non-employee director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an independent director as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the Committee will not be affected. The Committee has the full authority to select those individuals eligible to receive awards and the amount and type of awards.

Types of Awards.    The Plan provides for the grant of any or all of the following types of awards to eligible employees: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights (SARs), in tandem with stock options or freestanding; (iii) restricted stock; (iv) other stock-based awards, including RSUs; and (v) performance-based awards. The Plan provides for grants of stock options and RSUs to Non-Employee Directors.

Stock Options.    Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which will not exceed ten years, provided that the term of an incentive stock option granted to a 10% stockholder will not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule and the other material terms of the option. Stock options will be subject to a minimum vesting schedule of one year, except that, with respect to participants other than named executive officers on the grant date, unvested stock options may become vested prior to the completion of such one-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Plan may be granted to any participant (including a NEO) without regard to any limit on accelerated vesting. No stock option may have an exercise price less than the “fair market value” (as defined in the Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value of the Common Stock).

The exercise price upon exercise may be paid in cash, shares of Common Stock for which the recipient has good title free and clear of any lien or encumbrance or, if the Common Stock is traded on a national securities exchange, to the extent permitted by law, through the delivery of irrevocable instructions to a broker to deliver to us an amount equal to the exercise price. The Committee also may provide, at the time of grant, that the shares to be issued upon the exercise of a stock option be in the form of restricted stock or may reserve a right to do so after the time of grant.

The Plan contains express prohibition against repricing stock options and SARs. Without stockholder approval we are prohibited from either (i) reducing the exercise price of an outstanding stock option or SAR or (ii) simultaneously canceling stock options or SARs for which the exercise price exceeds the then current fair market value of the underlying Common Stock and granting a new stock option or SAR with an exercise price equal to the then current fair market value of the underlying Common Stock.

Stock Appreciation Rights or SARs.    The Committee may grant SARs either with a stock option, referred to as Tandem SARs, or independent of a stock option, referred to as Non-Tandem SARs. An SAR is a right to receive a payment in Common Stock, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by a SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR. The Committee also may grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a “change in control” (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. SARs will be subject to a minimum vesting schedule of one year, except that, with respect to participants other than named executive officers on the grant date, unvested SARs may become vested prior to the completion of such one-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Plan may be granted to any participant (including a named executive officer) without regard to any limit on accelerated vesting.

Restricted Stock.    The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares. The payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.

Recipients of restricted stock are required to enter into a restricted stock award agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of performance goals and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time. If the lapse of the relevant restriction is based on the attainment of performance goals, the Committee shall establish the goals, formulae or standards and the applicable vesting percentage for the restricted stock awards applicable to recipients. Restricted stock is subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than named executive officers on the grant date, unvested restricted stock may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Plan may be granted to any participant (including a named executive officer) without regard to any limit on accelerated vesting.

Other Stock-Based Awards.    The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, RSUs and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other award, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. Other stock-based awards are subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than named executive officers on the grant date, unvested other stock-based awards may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Plan may be granted to any participant (including a named executive officer) without regard to any limit on accelerated vesting. The performance goals for such other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan and discussed in general below.

Performance-Based Awards.    The Committee may award Common Stock and other awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or the attainment of pre-established performance goals (“Performance Awards”). Performance Awards are subject to a minimum vesting schedule of three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to participants other than named executive officers on the grant date, unvested Performance Awards may become vested prior to the completion of such three-year period upon a change in control or a participant’s retirement, disability, death, layoff pursuant to a reduction in workforce or termination of employment pursuant to a business acquisition, in each case, to the extent provided in the applicable award agreement. Awards with respect to up to 5% of the total number of shares reserved for awards under the Plan may be granted to any participant (including a named executive officer) without regard to any limit on accelerated vesting.

Performance Awards may be granted either alone or in addition to or in tandem with stock options, SARs, or restricted stock. Performance Awards may be paid in Common Stock, restricted stock or cash as the Committee may determine at grant and they will be subject to such other terms and conditions as the Committee may prescribe, including the attainment of performance goals established by the Committee for a specified performance period (which period may not exceed three years). These awards may be designed to comply with Section 162(m) of the Code so as to preserve the tax deductibility of such awards.

If the awards are intended to comply with Section 162(m) of the Code, the performance goals will be based on one or more of the following criteria: (i) revenues, earnings, income before income taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits; (iii) operational cash flow; (iv) level of, reduction of or other specified objectives with regard to our bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders’ equity; (viii) economic value-added targets; (ix) fair market value of the shares of Common Stock; (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends; (xi) filing of a new drug application or the approval of such application by the U.S. Food and Drug Administration; (xii) launch of a new drug; (xiii) research and development milestones; (xiv) successful completion of clinical trial phases or (xv) level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expense or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expense or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings; (xxiv) productivity; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; or (xxviii) market share. In addition, such performance goals may be based upon the attainment of specified levels of our (or our subsidiary, division or other operational unit) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Awards for Non-Employee Directors.    Non-Employee Directors may be granted stock options and RSUs from time to time in the sole and absolute discretion of the Compensation Committee.

Stock options granted to Non-Employee Directors will vest as follows: (i) grants made to a Non-Employee Director upon the date of the Non-Employee Director’s initial election or appointment as a member of the Board of Directors will vest in four equal annual installments with the first installment vesting on the first anniversary of the date of grant, except that if a Non-Employee Director fails to stand for election at an annual meeting and such annual meeting occurs prior to the date that a portion of a stock option that was granted to the Non-Employee Director upon his or her initial election or appointment to the Board of Directors would have otherwise vested in the year of such annual meeting, such portion will vest on the day preceding the annual meeting subject to the Non-Employee Director continuing as a Director until such date, and (ii) grants made on and after an annual stockholders’ meeting to the Non-Employee Directors who are elected at such annual meeting to continue as a member of the Board of Directors will vest on the earlier of the day preceding the date of the first annual meeting held following the date of grant and the first anniversary of the date of grant of the award provided that, in each case, the holder thereof has been a Non-Employee Director at all times through such date. Further, all stock option grants made to a Non-Employee Director will become fully vested upon the Non-Employee Director’s death or disability. One-third of the restricted stock units granted to Non-Employee Directors will vest on each of the first, second and third anniversaries of the date of grant, provided that the holder thereof has been a Non-Employee Director of the Company at all times through each such date. Unvested restricted stock units may become vested prior to the completion of such three-year period upon a change in control or the Non-Employee Director’s retirement, disability or death.

Awards for Non-Employee Directors will be subject to all other terms and conditions of the Plan. In addition, a Non-Employee Director may elect to defer the payment of RSUs in a manner specified in the Plan and in a manner intended to comply with Section 409A of the Code. Upon a Non-Employee Director’s termination for any reason, all unvested awards will terminate and expire as of the date of termination, provided that stock options that were exercisable on the date of termination and that have not expired may be exercised at any time until the date of expiration of such stock options. In addition, upon a change in control or a Non-Employee Director’s disability or death, the Non-Employee Director’s outstanding awards will be fully vested and any stock option will become immediately exercisable in its entirety.

Term.    Awards under the Plan may not be made on or after April 18, 2022 (which term will be extended to April 17, 2023 if this Proposal is approved by stockholders), but awards granted prior to such date may extend beyond that date. Awards (other than stock options and stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the Plan as described above (i.e., the first stockholders’ meeting in 2018 (if this Proposal is approved by stockholders).

Amendment and Termination.    The Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination will be made without stockholder approval to the extent such approval is required by any exchange or system on which our securities are then listed or traded, applicable state law, the exception for performance-based compensation under Section 162(m) of the Code or Section 422 of the Code (with respect to incentive stock options).

Share and Other Limitations.    If this Proposal is approved by stockholders, a maximum of 104,981,641 shares of Common Stock may be issued or used for reference purposes under the Plan, subject to adjustment as provided in the Plan. This number includes our current share reserve of 95,981,641 shares of Common Stock in effect prior to amending the Plan and 9,000,000 additional new shares of our Common Stock. In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan. Each share of our Common Stock subject to awards of restricted stock, other stock-based awards or Performance Awards denominated in Common Stock under the Plan, or that for any reason is cancelled, or expires or terminates unexercised after such date, will be counted as 2.1 shares with respect to the aggregate share reserve under the Plan. The number of shares of Common Stock available for the purpose of awards under the Plan will be reduced by (i) the total number of stock options or SARs exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any stock option or stock appreciation right. Shares of Common Stock repurchased by us on the open market with the proceeds of a stock option exercise price will not be added to the aggregate share reserve.

Subject to adjustment in accordance with the Plan, the maximum number of shares of Common Stock subject to stock options, SARs, other stock-based awards or Performance Awards denominated in shares of Common Stock that may be granted to any eligible employee under the Plan shall be 1,500,000 for any fiscal year (or, with respect to Performance Awards, pro-rated if the performance period (which is generally three consecutive fiscal years) is less than three consecutive fiscal years) during the term of the Plan. The maximum payment under any Performance Award denominated in cash shall be $6,000,000 for any fiscal year (pro-rated if the performance period is less than three consecutive fiscal years). There will be no sublimit on the number of shares of our Common Stock that may be issued or used for reference purposes for awards of restricted stock denominated in Common Stock.

The Committee will make appropriate adjustments in a manner that it deems equitable to the number of shares available for awards and the terms of outstanding awards under the Plan to reflect any change in our capital structure or business by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.

Change in Control.    In general, unless determined otherwise by the Committee at the time of grant, upon a “change in control” (as defined in the Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award granted prior to July 1, 2011 will immediately lapse and any unvested awards will automatically become 100% vested. Equity awards granted on and after July 1, 2011, will not immediately vest upon a change in control, but will vest upon an involuntary termination without cause that occurs within two years following a change in control (i.e., upon a “double trigger”).

Transferability.    Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a nonqualified stock option is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. If a nonqualified stock option is transferable, it is anticipated that the options may be transferred solely to immediate family members or trusts, partnerships or other family entities and, to the extent permitted by the Committee, to charitable organizations.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences as of the date of this Proxy Statement; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Incentive Stock Options.    Options granted under the Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to us. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to us. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.

If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee’s holding period for the stock disposed of. We generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

The Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock for which the optionee has good title free and clear of any lien or encumbrance. In general, an optionee’s transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

Nonqualified Stock Options.    An optionee will realize no taxable income at the time he or she is granted a nonqualified stock option. Such conclusion is predicated on the assumption that, under existing U.S. Treasury Department regulations, a nonqualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a nonqualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee’s holding period with respect to the shares acquired will begin on the date of exercise.

The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee’s holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

Certain Other Tax Issues.    In addition, (i) any of our officers subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and certain of its other named executive officers, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options, SARs, certain Performance Awards and other stock based awards. Awards of restricted stock and RSUs under the Plan generally do not satisfy, and certain other Performance Awards may not satisfy, the exception for performance-based compensation under Section 162(m) of the Code.

Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Under the Plan as amended and restated, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Committee. Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our executive officers and other eligible employees cannot be determined at this time.

The proposal to approve the amendment and restatement of our 2008 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock cast in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL THREE

PROPOSAL FOUR:

Advisory Vote on Executive Compensation

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rules promulgated thereunder, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as described below. We believe that it is appropriate to seek the views of stockholders on the design and effectiveness of our executive compensation programs.

The Board of Directors believes that our compensation arrangements for executive officers are designed to attract, motivate and retain a talented team of executives who will provide leadership and promote the creation of long-term stockholder value and position the Company for continued growth and success. We seek to accomplish these goals in ways that reward performance and that are aligned with stockholders’ long-term interests. We believe that our executive compensation programs, which emphasize long-term equity awards and performance-based incentive programs, satisfies our goal of creating a close relationship between performance and compensation, as more fully described in the Compensation Discussion and Analysis. Our equity compensation (which is awarded in the form of stock options and restricted stock units) is designed to build executive ownership and align financial incentives focused on the achievement of our long-term strategic goals (both financial and non-financial). Our performance-based compensation consists of: (i) a short-term program that provides annual variable compensation based on attainment of annual corporate, division functional and individual goals; and (ii) a three year performance plan based on the achievement of certain financial metrics. We believe the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote in connection with their ongoing evaluation of the Company’s compensation program for the named executive officers. Broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

We ask our stockholders to vote in favor of the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion accompanying the compensation tables. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2014 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL FOUR

PROPOSAL FIVE

(Stockholder Proposal)

The stockholder proposal set forth below was sponsored and submitted to the Company on December 31, 2012 by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a purported owner of shares of our Common Stock having a minimum value as set forth in Rule 14a-8 of the Exchange Act allowing submission of proposals by stockholders meeting certain requirements. Mr. Chevedden’s proposal is printed below verbatim, and we have not endeavored to correct any erroneous statements or typographical errors contained therein. Mr. Chevedden has advised the Company that he intends to present the following resolution at our Annual Meeting. The Company is not responsible for the contents of this proposal or the supporting statement of Mr. Chevedden. Our Board has recommended a vote against the proposal for the reasons set forth following the proposal.

“[CELG: Rule 14a-8 Proposal, December 31, 2012, revised January 1, 2013]

Proposal 5* — Executives To Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company’s next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and determined by our executive pay committee. Shareholders recommend that the committee adopt a share retention percentage requirement of at least 25% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors would be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate our Company’s existing contractual obligations or the terms of any compensation or benefit plan currently in effect.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report on executive pay stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

This proposal should also be evaluated in the context of our Company’s overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, had rated our company “D” continuously since 2009 with “High Governance Risk.” Also “Concern” for our directors’ qualifications and “High Concern” in Executive Pay — $9 million for our CEO Robert Hugin.

The only equity given to our highest paid executives consisted of stock options and restricted stock units, both of which simply vested over time without job performance requirements. Mr. Hugin gained $5 million on the exercise of options. Equity pay given as a long-term incentive should include job performance requirements. Market-priced stock options could provide rewards due to a rising market alone, regardless of an executive’s job performance.

Ernest Mario, at age 74 received our highest negative votes — more than 10-times higher than some of our other directors. Mr. Mario was apparently in demand or over-extended with seats on the boards of 5 large companies. Rodman Drake was involved with the Apex Silver Mines bankruptcy and was 33% of our executive pay committee — perhaps not a surprise. How can Mr. Drake be a strong director with a bankruptcy on his resume?

Three directors had 10 to 14 years long-tenure, including Michael Casey, our Lead Director, a position which demands greater independence. GMI said director independence erodes after 10–years. Long-tenure could hinder director ability to provide effective oversight. A more independent perspective would be a priceless asset for our board of directors.

Please vote to protect shareholder value:

Executives To Retain Significant Stock — Proposal 5”

Board’s Statement Opposing Proposal Five

Your Board believes that this proposal is unnecessary and would not serve the interests of the Company’s stockholders.

Our stock ownership policy already requires our executives to maintain a significant investment in shares of Company stock.

Your Board has required senior executives to maintain a multiple of their base salaries in Company shares since 2009. We increased those requirements in 2010 and again in 2012. The existing stock ownership policy is described on page 18 of this Proxy Statement under the heading “Executive Compensation — Compensation Discussion and Analysis.” This policy is even more stringent than the proposed policy in two important respects. First, the ownership requirements of the existing policy apply irrespective of whether any shares are ever issued to the officer under any Company compensation program, i.e., if necessary, the executive must purchase shares in the open market. Second, our ownership requirement applies for as long as the officer serves in the covered position, and does not lapse once he or she has attained retirement age.

Your Board’s belief that stock ownership by senior executives helps align the interests of our executives with the long-term interests of our stockholders is also reflected in the four-year vesting requirements for Company equity awards as well as our practices under the Company’s Long Term Incentive Plan (“LTIP”). As described on page 24 of this Proxy Statement under the heading “Executive Compensation — Compensation Discussion and Analysis — Long-Term Incentives,” the Compensation Committee intends to settle any payouts for the 2011–2013 and 2012–2014 performance cycles under the LTIP in shares of Company stock that will be subject to a three-year mandatory hold.

Our securities trading policy already restricts the ability of Company personnel, including senior officers, to hedge their shares of Company stock.

We regulate all employees’ potential hedging transactions in Company stock by prohibiting trading in derivative securities such as publicly traded options, warrants, puts and calls or similar instruments without the prior written consent of the Chief Executive Officer. The consent requirement is intended to ensure that hedging is an exception and not the rule and, to date, no current executive officer has been permitted to hedge any Company shares. The policy’s consent requirement permits the Company to assess on a flexible, case-by-case basis, extenuating circumstances such as the individual’s personal circumstances, and the number of un-hedged shares that would continue to be subject to the Company’s equity ownership requirements. We believe this approach maintains our emphasis on share ownership, without imposing inflexible restrictions.

Our executive compensation programs are already structured to focus our executives on our Company’s long-term success.

Our Compensation Committee, which is comprised solely of independent directors, has designed our executive pay programs to align competitive pay with our executives’ delivery of short- and long-term value to our stockholders. The Committee’s approach has been validated by successive stockholder votes on executive compensation. At each of the 2011 and 2012 Annual Meetings of Stockholders, approximately 96% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation.

The proposal would be impractical to implement because of its lack of clarity.

The meaning of key terms in the proposal, such as “25% of net after-tax shares,” cannot be interpreted in clear practical terms. The proposal also lacks any guidance about how it would interact with the Company’s existing policies described above governing share ownership, vesting of grants, mandatory hold requirements and hedging. Consequently, the proposal is unclear as to what and how many shares would be required to be retained by the Company’s executive officers.

The proposal would disrupt the balance that the Compensation Committee endeavors to maintain between the Company’s needs and the realities of a competitive market for highly qualified executives.

The proponent has submitted nearly identical proposals to a number of other companies. Your Board believes that the adoption of the proposal’s rigid “one size-fits-all” approach would upset the balanced approach to long-term compensation designed by our Compensation Committee. Our Compensation Committee is best suited to formulate executive compensation principles and practices that take into account the numerous factors that should appropriately impact executive compensation decisions, such as our performance, the performance of our competitors and the market for executive talent, and to establish compensation policies that are in the best interests of our stockholders.

The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in the proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

AGAINST PROPOSAL FIVE

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our Annual Meeting of Stockholders to be held on or about June 18, 2014 must submit the same in writing, by mail, first-class postage pre-paid, to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901, Attention: Corporate Secretary, which must be received at our executive office on or before December 31, 2013. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

Stockholders who intend to present a proposal at the 2014 Annual Meeting, without including such proposal in our proxy statement, must provide our Corporate Secretary with written notice of such proposal between the close of business on March 20, 2014 and the close of business on April 19, 2014; provided that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2014 Annual Meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2014 Annual Meeting was mailed or such public disclosure of the date of the 2014 Annual Meeting was made, whichever first occurs. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (908) 673-9000 or by mail to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 86 Morris Avenue, Summit, New Jersey 07901 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2012 Annual Report on Form 10-K filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

ROBERT J. HUGIN Chairman and Chief Executive Officer

April 30, 2013

YOU HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR TOLL FREE VIA TOUCH-TONE PHONE AT 1-800-690-6903. YOU MAY VOTE UP UNTIL 11:59 P.M. EASTERN TIME ON JUNE 11, 2013.

ALTERNATIVELY, STOCKHOLDERS MAY CHOOSE TO VOTE BY MAIL VIA PROXY. IF YOU WISH TO VOTE BY PROXY, WE WILL PROMPTLY DELIVER, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE PROXY MATERIALS TO YOU. WE WILL FILL YOUR REQUEST IN THREE BUSINESS DAYS. YOU MAY REQUEST PAPER OR E-MAIL DELIVERY BY CALLING 1-800-579-1639 OR BY MAIL TO CELGENE CORPORATION, 86 MORRIS AVENUE, SUMMIT, NEW JERSEY 07901.

UPON RECEIPT OF A PROXY CARD, YOU ARE REQUESTED TO DATE AND SIGN THE PROXY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE WHICH WE WILL PROVIDE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A

Celgene Corporation and Subsidiaries

Reconciliation of GAAP to Non-GAAP Net Income

		Year Ended December 31, 2012
		(In thousands, except per share data)
Net income attributable to Celgene — GAAP		$1,456,180
Before tax adjustments:
Cost of goods sold (excluding amortization of acquired intangible assets):
Share-based compensation expense	(1)	12,413
Products exited or to be exited	(2)	(1,553)
Research and development:
Share-based compensation expense	(1)	102,413
Upfront collaboration payments	(3)	189,500
IPR&D impairments	(4)	122,509
Selling, general and administrative:
Share-based compensation expense	(1)	116,217
Amortization of acquired intangible assets	(5)	194,499
Acquisition related charges and restructuring, net:
Change in fair value of contingent consideration	(6)	166,374
Acquisition and restructuring costs	(7)	2,577
Net income tax adjustments	(8)	(198,643)

Net income attributable to Celgene — non-GAAP		$2,162,486

Net income per common share attributable to Celgene -non-GAAP:
Basic		$5.02
Diluted		$4.91

Explanation of adjustments:

(1)	Exclude share-based compensation expense totaling $231,043.

(2)	Exclude the net (benefit) cost of activities arising from the acquisition of Pharmion that are planned to be exited.

(3)	Exclude upfront payments for research and development collaboration arrangements and purchases of intellectual property for unapproved products.

(4)	Exclude in-process research and development, or IPR&D, impairments recorded as a result of changes in estimated probability-weighted cash flows.

(5)	Exclude amortization of acquired intangible assets from the acquisitions of Pharmion, Gloucester, Abraxis, and Avila.

(6)	Exclude change in fair value of contingent consideration related to the acquisitions of Gloucester, Abraxis, and Avila.

(7)	Exclude acquisition and restructuring related charges for Avila.

(8)	Net income tax adjustment reflects the estimated tax effect of the above adjustments and the impact of certain other non-operating tax adjustments, including acquisition related matters, and an adjustment to the amount of unrecognized tax benefits and deferred taxes on unremitted foreign earnings.

A-1

Appendix B

CELGENE CORPORATION

2008 STOCK INCENTIVE PLAN

(AMENDED AND RESTATED AS OF APRIL 17, 2013)

Article 1.

PURPOSE

The purpose of this Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 17, 2013) (the “Plan”) (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan), with certain designated provisions being subject to stockholder approval at the 2013 annual meeting of stockholders on June 12, 2013, is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to offer selected management and other employees of the Company and its Affiliates and Non-Employee Directors of the Company, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Article 2.

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Affiliate” shall mean other than the Company, (i) any Subsidiary, (ii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.2 “Award” shall mean any award under this Plan of any Stock Option, Restricted Stock, Stock Appreciation Right, Other Stock-Based Award or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.3 “Board” or “Board of Directors” shall mean the Board of Directors of the Company.

2.4 “Cause” shall mean, with respect to a Participant’s Termination of Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define “cause” (or words of like import), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines “cause” (or words of like import) and a “cause” termination would be permitted under such agreement at that time, termination that is or would be deemed to be for “cause” (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions “cause” on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

2.5 “Change in Control” shall have the meaning set forth in Article 13.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7 “Committee” shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an “outside director” as defined under Section 162(m) of the Code and to the extent required by NASD Rule 4200(a)(15) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule, an ‘independent director. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

2.8 “Common Stock” shall mean the common stock, $.01 par value per share, of the Company.

2.9 “Company” shall mean Celgene Corporation, a Delaware corporation, and its successors by merger, consolidation or otherwise.

2.10 “Disability” shall mean, with respect to a Participant, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.11 “Effective Date” shall mean April 17, 2013, subject to Article 17.

2.12 “Eligible Employees” shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.

2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934.

2.14 “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.15 “Family Member” shall mean, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in- law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

2.16 “Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.17 “Limited Stock Appreciation Right” shall mean an Award made pursuant to Section 8.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

2.18 “Named Executive Officer” shall mean a “named executive officer” (as such term is defined under the Securities Act of 1933) of the Company listed in the Company’s most recent proxy statement for its annual meeting of stockholders.

2.19 “Non-Employee Director” shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

2.20 “Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.21 “Other Stock-Based Award” shall mean an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a Restricted Stock Unit.

2.22 “Participant” shall mean an Eligible Employee or Non-Employee Director to whom an Award has been made pursuant to this Plan.

2.23 “Performance-Based Award” shall mean an Award made pursuant to Article 10 of this Plan of a right to receive awards of Common Stock and other Awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or attainment of pre-established performance goals.

2.24 “Performance Criteria” has the meaning set forth in Exhibit A.

2.25 “Performance Goal” shall mean the objective performance goals established by the Committee and, if desirable for purposes of Section 162(m) of the Code, based on one or more Performance Criteria.

2.26 “Performance Period” shall mean three consecutive fiscal years of the Company, or such shorter period as determined by the Committee in its discretion.

2.27 “Restricted Stock” shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article 7.

2.28 “Restricted Stock Unit” shall mean a type of Other Stock-Based Award granted under Article 9 which represents the right to receive cash, shares of Common Stock or a combination thereof as determined by the Committee in its sole discretion.

2.29 “Restriction Period” shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

2.30 “Retirement” shall mean an Eligible Employee’s Termination of Employment by the Company without Cause at or after age fifty-five (55). Notwithstanding the foregoing, with respect to any Stock Option outstanding on June 18, 2002, with an exercise price greater than the Fair Market Value of a share of Common Stock on such date or any Stock Option granted on or after June 18, 2002 and prior to the Effective Date, “Retirement” shall also mean an Eligible Employee’s Termination of Employment due to a voluntary resignation at or after the attainment of age fifty-five (55) and the completion of five (5) years of service. With respect to any Award issued on or after the Effective Date, “Retirement” shall also mean an Eligible Employee’s Termination of Employment due to a voluntary resignation at or after the earlier of: (1) the attainment of age fifty-five (55) and the completion of five (5) years of service, and (2) the attainment of an age plus completed years of service that equals sixty-five (65) and the completion of a minimum of two (2) years of service. For purposes of determining a Participant’s eligibility for Retirement, “years of service” shall be determined by the Committee based on the Eligible Employee’s completed years of service from his or her hire date (after taking into account any breaks in service), or such other methodology as determined by the Committee in its sole discretion, provided that with respect to an Award that is subject to Section 16.15(b) of the Plan, such alternate methodology must be specified by the Committee in writing no later than the date of grant. With respect to a Non-Employee Director’s Termination of Directorship, Retirement means the Non-Employee Director’s failure to stand for reelection or the failure to be reelected.

2.31 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.32 “Section 162(m) of the Code” shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.33 “Stock Appreciation Right” shall mean the right (pursuant to an Award granted under Article 8). A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in Common Stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in Common Stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.34 “Stock Option” or “Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees pursuant to Article 6 and to Non-Employee Directors pursuant to Article 11.

2.35 “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.36 “Ten Percent Stockholder” shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

2.37 “Termination of Directorship” shall mean that the Non-Employee Director has ceased to be a director of the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.

2.38 “Termination of Employment” shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

2.39 “Transfer” or “Transferred” or “Transferable” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

Article 3.

ADMINISTRATION

3.1 The Committee.    The Plan shall be administered and interpreted by the Committee.

3.2 Awards.    The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, (iv) Other Stock-Based Awards and (v) Performance-Based Awards. In addition, the Committee shall have full authority to grant to Non-Employee Directors, pursuant to the terms of this Plan: (i) Non-Qualified Stock Options and (ii) Restricted Stock Units in accordance with Article 11. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees;

(c) to select the Non-Employee Directors to whom Non-Qualified Stock Options and Restricted Stock Units may from time to time be granted hereunder and determine whether and to what extent Non-Qualified Stock Options and Restricted Stock Units or any combination thereof, are to be granted hereunder to Non-Employee Directors;

(d) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Non-Employee Director granted hereunder;

(e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Non-Employee Director (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(f) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

(g) to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;

(h) to determine whether to require an Eligible Employee or Non-Employee Director, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

(i) to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.

3.3 Guidelines.    Subject to Article 14 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. Without limiting the generality of the foregoing, the French Addendum to the Plan previously adopted by the Committee for purposes of the grant of Stock Options to Participants who reside in, or are subject to taxation in, France, continues to be in full force and effect under the Plan as amended and restated herein. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options, Stock Appreciation Rights and certain awards of Other Stock-Based Awards and Performance-Based Awards and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Reliance on Counsel.    The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 Designation of Consultants/Liability.

(a) To the extent permitted by applicable law and applicable exchange rules, the Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant, appraiser or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, employees, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

Article 4.

SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation.    The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 104,981,641 shares effective upon, and subject to, stockholder approval at the Company’s 2013 annual meeting of stockholders (95,981,641 shares in the event such approval is not obtained), in each case, subject to any increase or decrease pursuant to Section 4.2. Any shares of Common Stock that are subject to Restricted Stock Awards or Other Stock-Based Awards or Performance-Based Awards denominated in shares of Common Stock granted on or after the date of the Company’s 2012 annual meeting of stockholders, shall be counted against this limit as 2.1 shares for every share granted. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or an Other Stock-Based Award or a Performance-Based Award denominated in shares of Common Stock granted under this Plan is forfeited for any reason on or after the date of the Company’s 2012 annual meeting of stockholders, 2.1 shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Option or Stock Appreciation Right. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option exercise price shall not be added to the aggregate share reserve described herein.

(b) Individual Participant Limitations.    (i) The maximum number of shares of Common Stock subject to any Option or any Other Stock-Based Award or Performance-Based Award denominated in shares of Common Stock for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 1,500,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 17, 2006, subject to any increase or decrease pursuant to Section 4.2); provided, however, that with respect to any Performance-Based Award or Other Stock-Based Award with a Performance Period that is less than three consecutive fiscal years, the maximum number of shares of Common Stock subject to any Other Stock-Based Award or Performance-Based Award shall be determined by multiplying 1,500,000 by a fraction, the numerator of which is the number of days in the Performance Period and the denominator of which is 1095.

(i) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 1,500,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 17, 2006, subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee’s individual share limitations for both Stock Appreciation Rights and Options.

(ii) The maximum payment under any Performance-Based Awards denominated in dollars under this Plan to each Eligible Employee for any Performance Period shall be $6,000,000, effective upon, and subject to, stockholder approval at the Company’s 2013 annual meeting of stockholders ($4,000,000 in the event such approval is not obtained), provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum value at grant of Performance-Based Awards under this subparagraph (iii) shall be determined by multiplying $6,000,000, effective upon, and subject to, stockholder approval at the Company’s 2013 annual meeting of stockholders ($4,000,000 in the event such approval is not obtained), by a fraction, the numerator of which is the number of days in the Performance Cycle and the denominator of which is 1095.

(iii) There are no annual individual participant limitations on Restricted Stock or Other Stock-Based Awards that are not intended to comply with the requirements of Section 162(m) of the Code.

(iv) To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by an Award in the Company’s fiscal year, such shares of Common Stock shall not be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company’s preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No fractional shares of Common Stock shall be issued under the Plan, and no cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards requiring exercise or similar action by a Participant, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

Article 5.

ELIGIBILITY

All management and other employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards under this Plan. Non-Employee Directors of the Company are eligible to be granted Non-Qualified Stock Options and Restricted Stock Units to the extent provided in Article 11. Participation under this Plan shall be determined by the Committee in its sole and absolute discretion.

Article 6.

STOCK OPTIONS

6.1 Options.    Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2 Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non-Qualified Stock Option.

6.3 Terms of Options.    Options granted under Article 6 of this Plan shall be subject to Article 12 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Option Price.    The option price per share of Common Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall not be less than 110% of the Fair Market Value of the share of Common Stock at the time of grant.

(b) Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

(c) Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Options shall be subject to a minimum vesting schedule of at least one year, except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Stock Options may become vested prior to the completion of the one-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price to the extent permitted by law, (iii) by payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

(f) Form of Options.    Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee.

(g) Form of Settlement.    In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.

(h) Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate. With regard to “reloads”, the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a “Reload Option”) if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, Stock Options granted on or after October 1, 2004 may not permit reloads.

(i) Repricing or Repurchase of Stock Options Prohibited.    Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Option may not be (a) modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), or (b) repurchased by the Company if the per share option price of the Stock Option is less than the Fair Market Value of a share of Common Stock (other than a cancellation for no value in accordance with Section 4.2(d)), unless such action is approved by the stockholders of the Company.

Article 7.

RESTRICTED STOCK AWARDS

7.1 Awards of Restricted Stock.    Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

7.2 Awards and Certificates.    An Eligible Employee selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price.    The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.

(b) Acceptance.    Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend.    Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Celgene Corporation (the “Company”) 2008 Stock Incentive Plan, as may be amended from time to time, and an Agreement entered into between the registered owner and the Company dated             . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3 Restrictions and Conditions on Restricted Stock Awards.    The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article 12 and the following restrictions and conditions:

(a) Restriction Period; Vesting and Acceleration of Vesting.    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock; provided, however, that shares of Restricted Stock shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Restricted Stock may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting.

(ii) Performance Goals, Formulae or Standards.    If the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(b) Rights as Stockholder.    Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period. Notwithstanding the foregoing, with respect to any Restricted Stock Award for which vesting is based on the attainment of Performance Goals, the payment of dividends shall be deferred until, and conditioned upon, the attainment of the Performance Goals.

(c) Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

Article 8.

STOCK APPRECIATION RIGHTS

8.1 Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

8.2 Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 12 and the following:

(a) Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b) Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 8.

(c) Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d) Payment.    Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(e) Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

8.3 Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

8.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 12 and the following:

(a) Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(b) Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Appreciation Rights shall be subject to a minimum vesting schedule of at least one year, except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Stock Appreciation Rights may become vested prior to completion of the one-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c) Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d) Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

8.5 Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

8.6 Repricing of Stock Appreciation Rights Prohibited.    Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

Article 9.

OTHER STOCK-BASED AWARDS

9.1 Other Awards.    The Committee, in its sole discretion, is authorized to grant to Eligible Employees Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, Restricted Stock Units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

9.2 Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

(a) Non-Transferability.    Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 9 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends.    The recipient of an Award under this Article 9 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c) Vesting.    Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that Other Stock-Based Awards not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Other Stock-Based Awards may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d) Price.    Common Stock issued on a bonus basis under this Article 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 9 shall be priced, as determined by the Committee in its sole discretion.

(e) Payment.    Form of payment for the Other Stock-Based Award shall be specified in the Award agreement, and may consist of cash, shares of Common Stock or a combination thereof as determined by the Committee in its sole discretion.

Article 10.

PERFORMANCE-BASED AWARDS

10.1 Performance-Based Awards.    Performance-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock or dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock or payment of dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

10.2 Terms and Conditions.    Performance-Based Awards made pursuant to this Article 10 shall be subject to the following terms and conditions:

(a) Dividends.    Upon the expiration of the Performance Period and conditioned upon the attainment of the Performance Goals, the recipient of an Award under this Article 10 shall be entitled to receive dividends that are issued during the Performance Period, or dividend equivalents with respect thereto, with respect to the number of shares of Common Stock covered by the Award, unless the Committee determines that no dividends shall be paid.

(b) Vesting.    Any Award under this Article 10 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that such Awards of Common Stock not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years (with no more than one-third of the shares of Common Stock subject thereto vesting on each of the first three anniversaries of the date of grant), except that, with respect to a Participant other than a Named Executive Officer on the date of grant, unvested Performance-Based Awards may become vested prior to the completion of the three-year period upon a Change in Control or the Participant’s Retirement, Disability, death, layoff pursuant to a reduction in workforce or Termination of Employment pursuant to a business acquisition, in each case, to the extent provided in the applicable Award agreement. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant (including a Named Executive Officer) without regard to any limit on accelerated vesting.

(c) Waiver of Limitation.    Subject to the limitations of Section 10.2(b), in the event of a Change in Control or the Participant’s Retirement, Disability, death or involuntary termination without Cause, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.

(d) Purchase Price.    Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 10 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 10 shall be priced as determined by the Committee.

(e) Performance Goals, Formulae or Standards.    (i) The Committee shall establish the Performance Goals and the individual target award (if any) in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(ii) The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(f) Committee Certification.    At the expiration of the Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved.

Article 11.

AWARDS FOR NON-EMPLOYEE DIRECTORS

The terms and conditions of this Article 11 shall apply to Awards granted to Non-Employee Directors under the Plan.

11.1 Grants to Non-Employee Directors.    The Committee may grant Non-Qualified Stock Options and Restricted Stock Units to Non-Employee Directors from time to time as determined in its sole and absolute discretion.

11.2 Deferral Election.

(a) General.    A Non-Employee Director may elect to defer the payment of Restricted Stock Units (“Deferral Election”) in a manner specified by the Committee and in accordance with this Section 11.2. If a Deferral Election is not timely made in accordance with this Section 11.2, such Deferral Election shall be considered void and shall have no effect, and a Non-Employee Director’s Restricted Stock Units shall be paid in the form of shares of Common Stock on the earliest to occur: (i) a Non-Employee Director’s death; (ii) a Non-Employee Director’s Disability; (iii) a Non-Employee Director’s Retirement; (iv) a Non-Employee Director’s “separation from service” within the meaning of Code Section 409A; and (v) a Change in Control.

(b) Deferral Election.    Unless otherwise determined by the Committee, but subject to the requirements of Code Section 409A, any Deferral Election must be made on or prior to the date of grant of Restricted Stock Units and thereafter, such Deferral Election shall become irrevocable. Notwithstanding the foregoing, a Non-Employee Director may modify a Deferral Election provided that: (i) a subsequent Deferral Election does not take effect for at least twelve (12) months after the modification is made; (ii) the modification is made at least twelve (12) months prior to the date the Restricted Stock Units would otherwise have been paid pursuant to the initial Deferral Election; and (iii) the payment date of the Restricted Stock Units is at least five (5) years beyond the payment date specified in the initial Deferral Election.

(c) Payment.    Restricted Stock Units deferred in accordance with this Section 11.2 shall be paid in the form of shares of Common Stock on the earliest to occur: (i) the payment date specified in a Deferral Election; (ii) a Non-Employee Director’s death; (iii) a Non-Employee Director’s Disability; (iv) a Non-Employee Director’s Retirement; (v) a Non-Employee Director’s “separation from service” within the meaning of Code Section 409A; and (vi) a Change in Control. Any dividends or dividend equivalents payable that a Non-Employee may be entitled to receive pursuant to an Award of Restricted Stock Units shall be paid at the same time as the applicable Restricted Stock Units are paid to the Non-Employee Director.

11.3 Vesting.

(a) Options.    With respect to Non-Qualified Stock Options granted to a Non-Employee Director:

(i) Any grant made to a Non-Employee Director upon the date of the Non-Employee Director’s initial election or appointment as a member of the Board (an “Initial Option Grant”) shall vest in four (4) equal annual installments, with the first (1st) installment vesting on the first (1st) anniversary of the date of grant; provided that the holder thereof has been a Non-Employee Director of the Company at all times through such date. Notwithstanding the forgoing, if a Non-Employee Director fails to stand for election at an annual meeting of the Company’s stockholders and such annual meeting occurs prior to the vesting date for the annual installment that otherwise would have vested in the year of such annual meeting, then such installment shall vest on the day preceding such annual meeting; provided that the holder thereof has been a Non-Employee Director of the Company at all times through such date.

(ii) Any grants made on and after an annual meeting to the Non-Employee Directors who were elected at such annual meeting and are continuing as members of the Board as of the completion of such annual meeting (an “Annual Option Grant”) shall vest in full on the earlier of (A) the day preceding the date of the first (1st) annual meeting held following the date of grant; and (B) the first (1st) anniversary of the date of grant of the Award, provided that, in each case, the holder thereof has been a Non-Employee Director of the Company at all times through such date.

(iii) Notwithstanding the foregoing, any Initial Option Grant and Annual Option Grant made to a Non-Employee Director shall become fully vested and exercisable effective upon the occurrence of a change in control or the Non-Employee Director’s Disability or death or, subject to the Committee’s approval (which it may give in its sole discretion), upon any other “separation from service” (within the meaning of Code Section 409A) of the Non-Employee Director.

(b) Restricted Stock Units.    One-third (1/3) of the Restricted Stock Units granted to Non-Employee Directors shall vest on each of the first (1st), second (2nd) and third (3rd) anniversaries of the date of grant, provided that the holder thereof has not had a Termination of Directorship at any time prior to each such date; provided, however, that unvested Restricted Stock Units shall become fully vested effective upon the occurrence of a Change in Control or the Non-Employee Director’s Retirement, Disability or death or, subject to the Committee’s approval (which it may give in its sole discretion), upon any other “separation from service” (within the meaning of Code Section 409A) of the Non-Employee Director. Notwithstanding the foregoing sentence, subject to the limitations set forth in Section 4, Awards with respect to up to five percent (5%) of the total number of shares of Common Stock reserved for Awards under the Plan may be granted to any Participant without regard to any limit on accelerated vesting.

11.4 Terms.    Except as otherwise provided in this Article 11, any Non-Qualified Stock Option granted under this Article 11 shall be subject to the terms and conditions set forth in Sections 6.3 and 12.3, and any Restricted Stock Unit granted under this Article 11 shall be subject to the terms and conditions set forth in Sections 9.2 and 12.3.

Article 12.

NON-TRANSFERABILITY AND TERMINATION PROVISIONS

The terms and conditions of this Article 12 shall apply to Awards under this Plan as follows:

12.1 Nontransferability.    No Stock Option, Stock Appreciation Right or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article 12 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option which is Transferred to a Family Member pursuant to the preceding sentence may not be subsequently Transferred by such Family Member. Shares of Restricted Stock under Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

12.2 Termination of Employment.    The following rules apply with regard to the Termination of Employment of a Participant:

(a) Termination by Reason of Death.    If a Participant’s Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

(b) Termination by Reason of Retirement or Disability.    If a Participant’s Termination of Employment is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination (or solely with respect to Stock Options or Stock Appreciation Rights granted on or after September 1, 2007, to the extent exercisable at the Participant’s termination or thereafter if the Participant provides the Committee or its designee with not less than six months written notice of the Participant’s intent to terminate the Participant’s service with the Company and its Affiliates by reason of Retirement, such Stock Options or Stock Appreciation Rights continue to become exercisable (vested) following the Participant’s Termination of Employment by reason of Retirement as if the Participant had remained an employee of the Company), by the Participant (or the Participant’s legal representative to the extent permitted under Section 16.11 or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period (the “Retirement or Disability Period”) which is the shorter of (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

(c) Voluntary Resignation or Involuntary Termination Without Cause.    If a Participant’s Termination of Employment is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

(d) Termination for Cause.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

(e) Termination of Employment for Restricted Stock.    Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(f) Termination of Employment for Other Stock-Based Awards and Performance-Based Awards.     Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason, the Other Stock-Based Award or Performance-Based Award in question will vest or be forfeited or be payable in accordance with the terms and conditions established by the Committee at grant or thereafter. Notwithstanding the foregoing, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, if the Participant’s Termination of Employment is by reason of Retirement and the Participant provides the Committee or its designee with not less than six months written notice of the Participant’s intent to terminate the Participant’s service with the Company, the unvested portion, if any, of the Participant’s Award of Restricted Stock Units shall be deemed to be vested in full on the date of the Participant’s Termination of Employment by reason of Retirement, provided, that payment of the Restricted Stock Unit shall not be made on such date, but shall be made in accordance with the payment schedule set forth in the applicable Award agreement.

12.3 Termination of Directorship for any Reason.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Directorship for any reason, any unvested Stock Option or Restricted Stock Unit held by such Participant shall thereupon terminate and expire as of the date of Termination of Directorship, except as expressly set forth in Article 11. Notwithstanding the foregoing, a Non-Employee Director (or the Non-Employee Director’s legal representative to the extent permitted under Section 16.11 or the legal representative of the Non-Employee Director’s estate, as the case may be) may exercise any Stock Option that was exercisable on the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

Article 13.

CHANGE IN CONTROL PROVISIONS

13.1 Benefits.    In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award:

(a) Awards granted to Participants prior to July 1, 2011, shall be treated in accordance with the terms of the Plan as in effect prior to such date; and

(b) Awards granted to Participants on or after July 1, 2011, shall not vest upon a Change in Control and upon the Change in Control a Participant’s Awards shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(i) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(ii) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1(b)(ii), “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that such price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(iii) The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards (as defined below) without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award. “Appreciation Award” shall mean any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

(iv) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

(c) Notwithstanding anything herein to the contrary, if a Participant has an involuntary Termination without Cause at any time during the two (2) year period commencing on a Change in Control, then all outstanding Awards of such Participant that were granted to the Participant on or after July 1, 2011 and prior to the Change in Control (including any Award granted to the Participant in substitution of any such Award pursuant to Section 13.1(b)(i) above) shall be fully vested on the date of such Termination and any such Awards that provide for Participant elected exercise (i.e. Stock Options) shall be immediately exercisable in their entirety on the date of such Termination.

13.2 Change in Control.    A “Change in Control” shall mean the occurrence of any of the following:

(a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities;

(b) the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

(c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

(d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

Notwithstanding any other provision of the Plan to the contrary, to the extent that Awards under the Plan subject to Section 409A of the Code are payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan with respect to such Awards unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary other than the foregoing sentence, for purposes of the payment of Restricted Stock Units under Sections 11.2(a) and 11.2(c), a Change in Control shall mean a “change in control” as such term is defined in the Celgene Corporation 2005 Deferred Compensation Plan, as amended.

Article 14.

TERMINATION OR AMENDMENT OF THE PLAN

Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan, (iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under Section 6.3, (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code or (vi) materially alter the Performance Criteria set forth in Exhibit A. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, other than adjustments or substitutions in accordance with Section 4.2, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

Article 15.

UNFUNDED STATUS OF PLAN

This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Article 16.

GENERAL PROVISIONS

16.1 Legend.    The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.2 Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

16.3 No Right to Employment/Directorship.    Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Non-Employee Director any right with respect to continuance of employment or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which a Participant is employed or retained to terminate his employment or directorship at any time.

16.4 Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

At the discretion of the Committee, any such statutorily required withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5 Listing and Other Conditions.

(a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company, in either case, under the statutes, rules, or regulations of any applicable jurisdiction, governmental authority or national securities exchange, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 16.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.6 Governing Law.    This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

16.7 Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.8 Other Benefits.    No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent expressly set forth in any such retirement or other benefit plan.

16.9 Costs.    The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

16.10 No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

16.11 Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person’s duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

16.12 Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

16.13 Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.14 Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

16.15 Section 409A of the Code.

(a) Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code, and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b) Notwithstanding anything in the Plan or in an Award to the contrary, solely with respect to any Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the following provisions shall apply:

(i) A termination of employment shall not be deemed to have occurred for purposes of any provision of the Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of the Award, references to a “termination,” “termination of employment” or like terms shall mean a “separation from service” within the meaning of Code Section 409A. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under the Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s “separation from service” within the meaning of Code Section 409A, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 16.15(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s “separation from service” within the meaning of Code Section 409A or, if earlier, on the date of the Participant’s death.

(ii) Whenever a payment under the Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

16.16 Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

16.17 Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

Article 17.

APPROVAL OF BOARD AND STOCKHOLDERS

The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

Article 18.

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after April 18, 2022 (April 17, 2023 effective upon, and subject to, stockholder approval at the Company’s 2013 annual meeting of stockholders), but Awards granted prior to such date may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the stockholders in the fifth year following the year in which the stockholders approve the Performance Goals set forth on Exhibit A unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

Article 19.

NAME OF PLAN

This Plan shall be known as the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 17, 2013) (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan).

EXHIBIT A

PERFORMANCE CRITERIA

Performance Goals established for purposes of an Award of Other Stock-Based Awards or Performance-Based Awards intended to comply with Section 162(m) of the Code shall be based on one or more of the following performance criteria (“Performance Criteria”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application (“NDA”) or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases, (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings; (xxiv) productivity; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; or (xxviii) market share. For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

CELGENE CORPORATION 86 MORRIS AVENUE SUMMIT, NJ 07901	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 11, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Celgene Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 11, 2013. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M46399-P18838 KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELGENE CORPORATION The Board of Directors recommends you vote FOR the following:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors				☐	☐	☐
Nominees:
	01)	Robert J. Hugin	06) Michael A. Friedman, M.D.
	02)	Richard W. Barker, D.Phil	07) Gilla Kaplan, Ph.D.
	03)	Michael D. Casey	08) James J. Loughlin
	04)	Carrie S. Cox	09) Ernest Mario, Ph.D.
	05)	Rodman L. Drake

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:								For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.							☐	☐	☐

3.	Approval of the Amendment and Restatement of the Company’s 2008 Stock Incentive Plan.							☐	☐	☐

4.	Approval, by non-binding vote, of executive compensation of the Company’s named executive officers.							☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 5:

5.	Stockholder proposal described in more detail in the proxy statement.							☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in item 1, FOR items 2, 3 and 4 and AGAINST item 5.

Please indicate if you plan to attend this meeting.				Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of

Stockholders and Proxy Statement are available at www.proxyvote.com.

M46400-P18838

CELGENE CORPORATION

Annual Meeting of Stockholders

June 12, 2013

This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Robert J. Hugin and Jacqualyn A. Fouse, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Celgene Corporation (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Eastern Time, on June 12, 2013, at the offices of the Company, 86 Morris Avenue, Summit, NJ 07901, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSAL 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side